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SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VASTERA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
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45025 Aviation Drive
Dulles, Virginia 20166-7554
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2003

TO THE STOCKHOLDERS OF VASTERA, INC.:

        The Annual Meeting of Stockholders of Vastera, Inc., a Delaware corporation, will be held on Wednesday, May 14, 2003 at 9:00 a.m. Eastern Daylight Time, at our executive offices at 45025 Aviation Drive, Dulles, Virginia 20166-7554, for the following purposes:

  1.
  To elect two directors, each to serve for a three-year term ending in 2006 or until his successor is duly elected and qualified;

  2.
  To ratify the appointment of KPMG LLP ("KPMG") as our independent auditors for the year ending December 31, 2003; and

  3.
  To transact such other business as may properly come before our annual meeting and any adjournment or postponement thereof.

        The foregoing matters are described in more detail in the enclosed proxy statement. Our Board of Directors has fixed the close of business on March 17, 2003, as the record date for determining of the stockholders entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof. A list of stockholders entitled to vote at our annual meeting will be available for inspection at our executive offices for a period of at least 10 days prior to the annual meeting and will be available for inspection at the annual meeting.

        All stockholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend, please complete, date, sign, and return the enclosed proxy in the envelope enclosed for your convenience as promptly as possible. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the annual meeting. If you attend the annual meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted.

        YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors,

Brian D. Henderson Secretary Dulles, Virginia April 3, 2003

VASTERA, INC.
45025 Aviation Drive
Dulles, Virginia 20166
 PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2003

        The enclosed proxy is solicited on behalf of the Board of Directors of Vastera, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on May 14, 2003 at 9:00 a.m. Eastern Daylight Time, and at any and all adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The annual meeting will be held at our executive offices at 45025 Aviation Drive, Dulles, Virginia 20166.

        Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by our management for the Board of Directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about April 4, 2003.

GENERAL INFORMATION ABOUT VOTING

Who may vote?

        You may vote your shares of common stock if our records show that you owned the shares on March 17, 2003, the record date for the annual meeting. A total of 40,615,418 shares of common stock were outstanding as of the record date. You have one vote for each share of common stock held of record by you. The enclosed proxy card shows the number of shares you may vote.

How do I vote by proxy?

        Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If the proxy card is properly completed, signed and returned, the proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the two director nominees and FOR each of the other proposals to be considered at the meeting.

What if other matters come up at the annual meeting?

        The matters described in this proxy statement are the only matters that we anticipate will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

May I change my vote after I return my proxy card?

        Yes. At any time before the vote on a proposal, you may change your vote either by filing with our Secretary at our principal executive offices at 45025 Aviation Drive, Dulles, Virginia 20166, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and voting in person, but attendance at the meeting will not, by itself, revoke a proxy.

May I vote in person at the annual meeting rather than by completing the proxy card?

        Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you may attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

        If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

        We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the annual meeting in person. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain, vote against, or fail to vote on any of the proposals listed on the proxy card.

        If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares ("broker non-votes"), the nominee may vote them as it deems appropriate only on matters that are determined to be routine (including the election of directors and ratification of the appointment of our auditors) and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

What are our Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxyholders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Each of the Board's recommendations is set forth below together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  FOR election of the nominated slate of directors, each for a three-year term ending in 2006 (see page 3); and

  •
  FOR ratification of the appointment of KPMG as our independent auditors for the year ending December 31, 2003 (see page 6).

        With respect to any other matters that properly come before the meeting, the proxyholders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?

        The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Stockholders are not entitled to cumulative voting in the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For the ratification of the appointment of our independent auditors and any other items, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Who pays for this proxy solicitation?

        The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        Our Board of Directors is divided into three classes with staggered three-year terms. Each class consists, as nearly as possible, of one-third of the total number of directors. The number of directors is determined from time to time by the Board of Directors and is currently comprised of eight members.

        The eight-member Board of Directors currently consists of three Class I directors, three Class II directors, and two Class III directors. Pursuant to our certificate of incorporation and bylaws, our Board of Directors reviews the size of the Board of Directors from time to time, and if the Board deems it advisable to expand the number of directors and if suitable outside candidates are available, the Board may increase the size of the Board of Directors.

        A single class of directors is elected each year at the annual meeting. Subject to transition provisions, each director elected at each such meeting will serve for a term ending on the date of the third annual meeting of stockholders after his election or until his successor has been elected and duly qualified.

        The two Class III directors be elected at this annual meeting are to serve until the 2006 annual meeting, or until their successors are duly elected and qualified. Each returned proxy cannot be voted for more than two directors. If the nominee is unable or unwilling to serve as a director, the proxies may be voted for any substitute nominee designated by the current Board of Directors or the proxyholders to fill such vacancy, or the size of the Board of Directors may be reduced in accordance with our bylaws. The Board of Directors has no reason to believe that either of the individuals named below will be unable or unwilling to serve as nominee or as director if elected.

        Unless otherwise instructed, the proxyholders will vote the proxies received by them FOR the nominees named below.

        Set forth below is certain information concerning the nominees and our other incumbent directors:

Class III Directors to be Elected at the 2003 Annual Meeting

        Arjun Rishi.    Mr. Rishi co-founded Vastera in 1992 and has served as a member of our Board of Directors since its inception. He served as our President until April 2001 and Chief Executive Officer through January 2002. Mr. Rishi began service as the Chairman of the Board for Vastera in January 2001. From 1990 to 1992, Mr. Rishi worked as an independent computer consultant, having acted principally as a subcontractor to Electronic Data Systems, a computer software company, developing a credit card validation system. From 1987 to 1989, Mr. Rishi was an employee of PRC, a computer software company. Mr. Rishi also serves on the Board of Directors of two privately-owned companies.

        Mark J. Ferrer.    Mr. Ferrer joined Vastera in December 1999 as Chief Operating Officer. Mr. Ferrer was appointed to our Board of Directors in March 2000. Mr. Ferrer was promoted to President in April 2001 and became our Chief Executive Officer in February 2002, at which time he vacated the position of Chief Operating Officer. From October 1998 to December 1999, Mr. Ferrer served as President of Baan Americas, a software company, where he held fiscal responsibility for Baan's operations in North and South America. From April 1998 to October 1998, Mr. Ferrer served as Chief Operating Officer for Aurum Software (a Baan subsidiary), where he was responsible for sales, marketing, services, and product development. From 1982 to April 1998, Mr. Ferrer held various positions of increasing responsibility with IBM, most recently as Vice President, Software Marketing and Sales. Mr. Ferrer also serves on the Board of Directors of a privately-owned company.

Directors Continuing In Office

        Walter C. Arzonetti.    Mr. Arzonetti has served as one of our directors since June 2002. Mr. Arzonetti has been the Managing Director of Halcyon Holdings, a financial consulting firm dedicated to helping companies raise funds, since September 1988. From April 1965 to July 1988, Mr. Arzonetti held various positions with Exxon, most recently as Chief Financial Officer for Esso U.K. plc in London, Exxon Mobil Corporation's largest operating affiliate outside the U.S. Mr. Arzonetti also serves on the Board of Directors of a privately-owned company.

        Timothy A. Davenport.    Mr. Davenport has served as one of our directors since April 2000. From November 2000 to February 2001, Mr. Davenport served as Chief Executive Officer of Worldweb.net, a software company. From June 1995 until April 2000, Mr. Davenport served as President, Chief Executive Officer, and a director of Best Software, Inc., a software company. Since May 2000, Mr. Davenport has served as an independent consultant to third parties. He is currently on the Board of Directors of Made2Manage Systems, Inc. and two privately-owned companies.

        Thomas E. Hogan.    Mr. Hogan has served as one of our directors since June 2002. From July 2002, Mr. Hogan has served as President and Chief Executive Officer of Vignette Corporation, a software company. Mr. Hogan was also President and Chief Operating Officer of Vignette Corporation from April 2001 to July 2002, where he was responsible for Vignette's worldwide operations including sales, marketing, professional services, and product development. From March 1999 to March 2001, Mr. Hogan worked for Siebel Systems, a software company as Senior Vice President of Worldwide Sales and Operations. In his position, Mr. Hogan was responsible for driving Siebel's license revenue through all distribution channels, including direct sales, telesales, and the company's reseller channel. Prior to his career at Siebel, Mr. Hogan spent 17 years at IBM, where he held a variety of executive posts in sales, marketing, and finance. Mr. Hogan is currently on the Board of Directors of Vignette Corporation.

        Richard H. Kimball.    Mr. Kimball has served as one of our directors since August 1997. In June 1995, Mr. Kimball co-founded Technology Crossover Ventures, a venture capital firm, and has been a General Partner with Technology Crossover Ventures since its founding. Prior to that, Mr. Kimball spent over 10 years at Montgomery Securities, serving as a securities analyst and Managing Director. He is currently on the Board of Directors of Advanced Switching Corporation and several privately-owned companies.

        Richard A. Lefebvre.    Mr. Lefebvre has served as a member of our Board of Directors since 1997. He served as Chairman of our Board of Directors from June 1998 through December 2000. He has been a General Partner with Allegra Partners, a venture capital firm, since January 2000. From March 1991 to December 1998, Mr. Lefebvre served as Chairman of the Board of AXENT Technologies, Inc., a computer network security company. He also served as AXENT's Chief Executive Officer from March 1991 to July 1997.

        Nicolas C. Nierenberg.    Mr. Nierenberg has served as one of our directors since April 2000. Mr. Nierenberg is a co-founder of Actuate Corporation, a comprehensive solution provider for the delivery of business information over the Internet, and has been its Chairman of the Board since December 1993. Mr. Nierenberg became its Chief Architect in August 2000. From November 1993 until August 2000, Mr Nierenberg held the position of Chief Executive Officer of Actuate and he served as its President until October 1998. Mr. Nierenberg also serves on the Board of Directors of a privately-owned company.

Meetings and Committees of the Board Of Directors

        Our Board of Directors held nine meetings during 2002. All directors, except Thomas E. Hogan, attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the

Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors on which they served.

        We have three standing committees: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nominating and Corporate Governance Committee.

        The Audit Committee is currently comprised of Timothy A. Davenport (Chairman), Richard H. Kimball, and Walter C. Arzonetti. The Board of Directors has determined that Mr. Davenport is a "financial expert", as that term is defined by the Securities and Exchange Commission ("SEC"). The Audit Committee met six times during 2002. The Audit Committee acts under a written charter adopted by the Board of Directors (the "Audit Committee Charter"), which is required to be provided to stockholders every three fiscal years, or more often if amended. The Board of Directors has determined that each of the members of the Audit Committee is "independent", as that term is defined in Nasdaq's listing standards. The Audit Committee Charter, which we amended and restated in January 2003, is attached as Annex A to this Proxy Statement and may also be viewed online on the Company's website at www.vastera.com.

        The principal functions of the Audit Committee are to:

  (i) assist the Board of Directors in fulfilling its oversight responsibilities with respect to (a) the Company's systems of internal controls regarding finance, accounting, legal compliance, and ethical behavior, (b) the Company's auditing, accounting and financial reporting processes generally, (c) the Company's financial statements and other financial information provided by the Company to its stockholders, the public and others, (d) the Company's compliance with legal and regulatory requirements, and (e) the performance of the independent auditors;

  (ii) appoint the Company's independent auditors and approve the compensation of and oversee the work of the independent auditors (including resolution of any disagreements between management and the independent auditors regarding financial reporting);

  (iii) review in advance, and grant any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditors and (b) any non-audit services to be provided by the independent auditors as permitted by applicable rules and regulations, and in connection therewith, approve all fees and other terms of engagement;

  (iv) review the Company's financial statements required to be included in the periodic reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

  (v) review the performance of the independent auditors on at least an annual basis.

        The Compensation Committee is currently comprised of Richard A. Lefebvre (Chairman), Timothy A. Davenport, Thomas E. Hogan, and Richard H. Kimball. The Compensation Committee met five times during fiscal year 2002. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and employees and administers our employee benefit plans, including the grant of options under those plans.

        The Board initially adopted and approved a charter of the Compensation Committee in April 2000. The charter was most recently amended and restated in January 2003. The current amended and restated charter is attached as Annex B to this Proxy Statement and may also be viewed online on the Company's website at www.vastera.com. The Board has determined that all members of the Compensation Committee are "independent", as that term is defined in Nasdaq's listing standards.

        The Nominating and Corporate Governance Committee was created effective January 1, 2003 and is currently comprised of Richard A. Lefebvre and Timothy A. Davenport. The Nominating and Corporate Governance Committee identifies and recommends nominees for the Board of Directors, develops and reviews the Company's corporate governance principles and provides oversight with respect to evaluating the Board of Directors performance. The Nominating and Corporate Governance

Committee will consider nominations for directors received from the Company's stockholders if such nominations are made in the manner required by our Bylaws.

        The Board adopted and approved a charter for the Nominating and Corporate Governance Committee effective as of January 1, 2003. The current charter is attached as Annex C to this Proxy Statement. Additionally, in January 2002, the Board adopted and approved Corporate Governance Policies, which are attached as Annex D to this Proxy Statement. Both this charter and these policies may be viewed online on the Company's website at www.vastera.com.

Compensation Committee Interlocks and Insider Participation

        No directors that are also employees of the Company serve on the Compensation Committee. No executive officer serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board of Directors or our Compensation Committee.

Director Compensation

        We reimburse each member of our Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. Upon becoming a member of our Board, we pay each member of our Board who is not our employee or an affiliate of one of our principal stockholders a director's fee consisting of an option to purchase 45,000 shares of our common stock at an exercise price equal to the market value of the stock on the date of grant. Each option is immediately exercisable for all of the option shares, but any shares purchased under the option are subject to repurchase by Vastera, at the option exercise price paid per share, upon the director's cessation of Board service prior to vesting of those shares. The shares subject to each option vest in a series of successive equal annual installments upon the director's completion of each year of Board service over the three-year period measured from the grant date. We pay our directors an annual retainer of $5,000 and fees of $1,000 for in-person attendance at each Board or committee meeting and $500 for telephonic participation at each Board or committee meeting.

        With the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), the level of public scrutiny of, and the responsibilities of, independent directors of public companies has increased significantly. To ensure that the Company's level of independent director compensation is appropriate in light of this heightened scrutiny and increased responsibility, and to ensure that the Company can continue to attract and retain high caliber independent director candidates, the Company's Compensation Committee undertook a review and comparison of our independent director compensation to that of other comparable companies. Following this review, the Compensation Committee revised the compensation paid to our independent directors. Accordingly, effective April 1, 2003, we began paying each of our independent directors an annual retainer of $5,000 and fees of $1,000 for in-person attendance at each Board or committee meeting and $500 for telephonic participation at each Board or committee meeting. Additionally, the chairman of each of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee is paid an annual chairman's fee of $15,000, $10,000, and $5,000, respectively. Each other member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee is paid an annual service fee of $5,000, $3,500, and $2,500, respectively.

        For 2003, as Chairman of the Board of Directors, Mr. Rishi will be paid cash compensation of $75,000, and he will receive an option to purchase 25,000 shares of the Company's Common Stock on or after April 3, 2003, at an exercise price equal to the market value on the date of grant, which opitons will be fully vested on January 31, 2004.

        Our independent directors are also eligible to receive discretionary option grants and stock issuances under our stock option plan from time to time. In July 2002, each independent director with a term of service that commenced prior to June 1, 2003 received an option grant to purchase 10,000 shares of our common stock at a per share exercise price of $2.36, the market value of the Common Stock on the date of grant.

Vote Required

        Directors are elected by a plurality of the votes cast at the annual meeting at which a quorum is present in person or by proxy.

Recommendation of the Board of Directors

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PROXYHOLDERS NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED IN SUCH PROXY IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF AUDITORS

        The Audit Committee of the Board of Directors has reappointed KPMG to serve as our independent auditors for the year ending December 31, 2003, and the Board is asking the stockholders to ratify this appointment. If the ratification of this selection of auditors is not approved by a majority of the shares of common stock voting thereon, the Board of Directors will reconsider its appointment of KPMG. Even if the selection is ratified, in its discretion, the Board of Directors or the Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors or the Audit Committee believes that such a change would be in the best interests of our company and our stockholders.

        Representatives of KPMG are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

        Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of KPMG as our independent auditors for the current year.

Vote Required

        The ratification of the appointment of KPMG as our independent auditors for the year ending December 31, 2003 requires the affirmative vote of the holders of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

OTHER MATTERS

        As of the date of this proxy statement, our Board of Directors knows of no other matters that will be presented at the annual meeting. If any other matters are properly brought before the annual meeting, or any adjournment or postponement thereof, proxies in the enclosed form will be voted in respect thereof in accordance with the recommendation of the Board of Directors. You may withhold this discretionary authority by marking the appropriate box on the enclose proxy.

MANAGEMENT

Executive Officers and Directors

        The following table sets forth certain information concerning our officers and directors as of February 28, 2003:

Name	Age	Position
Arjun Rishi	38	Chairman of the Board
Mark J. Ferrer	43	Chief Executive Officer, President and Director
Maria Henry	36	Chief Financial Officer
Brian D. Henderson	40	Chief Counsel, Secretary
Mark E. Palomba	44	Senior Vice President, Global Operations
Michael P. Jepsen	37	Vice President, Global Sales and Marketing
Kevin M. Boyce	31	Director of Finance, Corporate Controller and Principal Accounting Officer
Walter C. Arzonetti(1)	64	Director
Timothy A. Davenport(1)(2)(3)	47	Director
Thomas E. Hogan(2)	43	Director
Richard H. Kimball(1)(2)	46	Director
Richard A. Lefebvre(2)(3)	55	Director
Nicolas C. Nierenberg	46	Director

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Nominating and Corporate Governance Committee.

        The biographies for Messrs. Rishi, Ferrer, Arzonetti, Davenport, Hogan, Kimball, Lefebvre and Nierenberg appear earlier in this proxy statement. See "Proposal No. 1: Election of Directors."

        Maria Henry.    Ms. Henry joined Vastera in October 2002 as Chief Financial Officer. From October 2001 to October 2002, Ms. Henry was Vice President of Corporate Development for Acterna Corporation, a telecommunications equipment manufacturing company. From May 1999 to May 2001, Ms. Henry was Chief Financial Officer, North America and Senior Vice President of Finance, Planning and Analysis with US Office Products, an office products supply company. From January 1996 to May 2001, Ms. Henry was Vice President of Investor Relations and Vice President of Business Management (I-Net) with Wang Global, a computer hardware and software company.

        Brian D. Henderson.    Mr. Henderson joined Vastera in March 2001 as Vice President, Corporate and Legal Affairs and Secretary and was promoted to Chief Counsel in June 2002. From May 1999 to March 2001, Mr. Henderson was a partner in the law firm of Brobeck, Phleger & Harrison LLP. From May 1994 to May 1999, Mr. Henderson was an associate with the law firm of Piper & Marbury L.L.P. From September 1992 to May 1994, Mr. Henderson was an associate with the law firm of Pillsbury Madison & Sutro LLP. From July 1986 to August 1989, Mr. Henderson was a staff accountant and senior accountant with the accounting firm of Arthur Andersen LLP. Mr. Henderson is a certified public accountant.

        Mark E. Palomba.    Mr. Palomba joined Vastera in February 2000 as Senior Vice President, Global Operations. Prior to joining Vastera, Mr. Palomba served as Senior Vice President of Consulting for Baan Americas, a software company from January 1999 to February 2000 and as Vice President of Consulting, Client Services from July 1998 to January 1999. From 1982 to July 1998, Mr. Palomba held numerous positions with IBM, most recently as Global Solutions Segment Executive.

        Michael P. Jepsen.    Mr. Jepsen joined Vastera in April 2000 as Vice President of Sales for North America. Mr. Jepsen was promoted to the position of Vice President, Global Sales and Marketing in September 2002. From January 1988 to April 2000, Mr. Jepsen worked for IBM in a variety of managerial and executive positions, most recently as Director of Worldwide Software Sales Operations.

        Kevin M. Boyce.    Mr. Boyce joined Vastera in April 2000 as Director of Finance, Corporate Controller. Prior to joining Vastera, Mr. Boyce was an Audit Manager for the accounting firm of Arthur Andersen LLP from September 1993 to April 2000. Mr. Boyce is a certified public accountant.

        Our executive officers are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

        The following table sets forth certain summary information concerning the compensation earned by our Chief Executive Officer and each of our four other most highly compensated executive officers for services rendered in all capacities for each of the past three years. The listed individuals in the Summary Compensation Table below are referred to in this proxy statement as the "named executive officers." There are two other executive officers who are includible in the table below on the basis of salary and bonus earned for the year ended December 31, 2002 whose executive status changed during the year by reason of his termination of employment.

        The option grants reflected in the table below were made either under our 1996 Stock Option Plan or our 2000 Stock Incentive Plan.

Summary Compensation Table

	Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)(1)	All Other Compensation ($)(2)
Arjun Rishi(3)(4) Chairman of the Board	2002 2001 2000	233,734 315,000 250,000	— 75,000 150,000		20,000 125,000 75,000	— — —
Mark J. Ferrer(5)(6) Chief Executive Officer, President	2002 2001 2000	296,585 315,000 300,000	— 75,000 150,000		400,000 110,000 —	3,960 4,725 4,500
Maria Henry(7) Chief Financial Officer	2002 2001 2000	49,199 — —	— — —		250,000 — —	— — —
Brian D. Henderson(8)(9) Chief Counsel	2002 2001 2000	188,308 161,410 —	50,000 50,000 —		— 155,000 —	3,420 4,971 —
Mark E. Palomba(10) Senior Vice President, Global Operations	2002 2001 2000	235,285 250,000 211,792	— 65,000 127,745		50,000 25,000 247,500	4,300 5,000 4,236
Michael P. Jepsen(11)(12) Vice President, Global Sales & Marketing	2002 2001 2000	175,955 178,200 117,562	— 82,500 121,275		52,500 10,000 202,500	3,330 5,250 77,287
Philip J. Balsamo(13) Chief Financial Officer	2002 2001 2000	126,000 175,000 150,000	— 50,000 45,000		— 55,000 60,000	225,000 — —
David Pierce(14) Senior Vice President, Worldwide Sales	2002 2001 2000	145,600 260,000 250,000	— 61,500 128,000		— 5,000 450,000	135,156 5,250 81,380

(1)
Under the Company's Option Exchange Program that commenced in August 2002, eligible Company employees and officers, including the named officers, were given the opportunity to voluntarily cancel unexercised stock options previously granted to them in exchange for replacement options that will be granted at a future date. The terms and conditions of the Option Exchange Program are described below in "2002 Stock Option Exchange Program." The number of stock options set forth in this table does not reflect the tendering by the named officer of stock options for cancellation and the expected issuance in April 2003 of replacement options under this program.

(2)
Other compensation includes: 401(k) matching payments for Messrs. Ferrer, Palomba, Henderson, Jepsen and Pierce, in the case of Mr. Jepsen and Mr. Pierce, $76,256 and $81,380, respectively, for the year ending December 31, 2000 for moving expenses, and in the case of Mr. Balsamo and Mr. Pierce, $225,000 and $124,800, respectively, in the year ending December 31, 2002 for severance payments

(3)
Mr. Rishi resigned as our Chief Executive Officer on January 31, 2002.

(4)
Of the option shares shown, Mr. Rishi exchanged options for 145,000 shares in the option exchange.

(5)
Mr. Ferrer became our Chief Executive Officer in February 2002. During 2001, Mr. Ferrer served as our Chief Operating Officer.

(6)
Of the option shares shown, Mr. Ferrer exchanged options for 500,000 shares in the option exchange.

(7)
Ms. Henry joined Vastera in October 2002, and her 2002 compensation is reported from that date.

(8)
Mr. Henderson joined Vastera in March 2001 and his 2001 compensation is reported from that date. He receives an annual guaranteed bonus of $50,000 per year.

(9)
Of the option shares shown, Mr. Henderson exchanged options for 150,000 shares in the option exchange.

(10)
Mr. Palomba joined Vastera in February 2000, and his 2000 compensation is reported from that date.

(11)
Mr. Jepsen joined Vastera in April 2000, and his 2000 compensation is reported from that date.

(12)
Of the option shares shown, Mr. Jepsen exchanged options for 261,000 shares in the option exchange.

(13)
Mr. Balsamo's compensation is reported for the period of January 2002 through September 2002, after which date he was no longer employed by the Company.

(14)
Mr. Pierce's compensation is reported for the period of January 2002 through July 2002, after which date he was no longer employed by the Company.

Stock Options and Stock Appreciation Rights

        The following table sets forth information regarding option grants to each of the named executive officers during 2002. No stock appreciation rights were granted to the named executive officers during 2002.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number or Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in 2002 (%)
Name			Exercise Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Arjun Rishi(1)(4)	20,000.66		2.36	7/29/2012	29,684	75,225
Mark J. Ferrer(2)(4)	400,000	13.19	15.16	1/31/2012	3,813,617	9,664,454
Maria Henry(3)	250,000	8.24	2.59	10/14/2012	407,209	1,031,948
Brian D. Henderson	—	—	—	—	—	—
Mark E. Palomba(2)	50,000	1.65	2.48	10/1/2012	77,983	197,624
Michael P. Jepsen(2)(4)	52,500	1.73	15.16	1/31/2012	500,537	1,268,460
Philip J. Balsamo	—	—	—	—	—	—
David Pierce	—	—	—	—	—	—

(1)
Option was granted under the Company's 2000 Stock Incentive Plan and vests in 12 equal quarterly installments, beginning from the date of grant.

(2)
Options were granted under the Company's 2000 Stock Incentive Plan and vest in 48 equal monthly installments, beginning from the date of grant.

(3)
Option was granted under the Company's 2000 Stock Incentive Plan and vests as to 62,500 on October 14, 2003 and the remainder in 36 equal monthly installments, beginning on November 14, 2003.

(4)
As part of the Company's Option Exchange Program (the terms and conditions of which are described below in "2002 Stock Option Exchange Program"), all of these options were tendered and cancelled on October 1, 2002.

        The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent our estimate or projection of the future trading prices of our common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, our future performance, overall business and market conditions, and the option holder's continued employment with us throughout the entire vesting period and option term, which factors are not reflected in this table.

Aggregated Option/SAR Exercises and Fiscal Year-End Values

        The following table sets forth information with respect to the named executive officers concerning their exercise of stock options during 2002 and the number of shares subject to unexercised stock options held by them as of the close of such year. No stock appreciation rights were held or exercised at any time during 2002.

        In the following table, "Value Realized" is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the "Value of Unexercised In-The-Money Options at Year-End" is equal to the difference between the fair value per share on the last trading day in 2002 and the exercise price payable per share multiplied by the number of shares subject to the option.

Aggregated Option Exercises in 2002 and Year-End Values

			Number of Securities Underlying Unexercised Options at Year-End(1)		Value of Unexercised in-the-Money Options at Year-End
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Arjun Rishi	20,000	204,486	55,000	—	90,805	—
Mark J. Ferrer	44,000	466,214	354,250	168,750	568,357	278,606
Maria Henry	—	—	—	250,000	—	765,250
Brian D. Henderson	5,000	30,550	—	—	—	—
Mark E. Palomba	34,000	397,745	130,644	125,356	194,783	262,598
Michael P. Jepsen	2,000	17,597	—	—	—	—
Philip J. Balsamo	30,000	397,857	162,123	—	338,338	—
David Pierce	31,500	358,231	192,760	—	60,271	—

(1)
Under the Company's Option Exchange Program that commenced in August 2002, eligible Company employees and officers, including the named officers, were given the opportunity to voluntarily cancel unexercised stock options previously granted to them in exchange for replacement options that will be granted at a future date. The terms and conditions of the Option Exchange Program are described below in "2002 Stock Option Exchange Program." The number of stock options set forth in this table reflects the tendering by the named officer of stock options for cancellation but does not reflect the expected issuance in April 2003 of replacement options under this program.

2002 Option Exchange Program

        Under the stock option exchange program, in August 2002 all of our current employees, including executive officers but excluding non-employee directors, were given the opportunity to exchange their outstanding stock options granted under our 2000 Stock Incentive Plan (the "2000 Plan") or our 1996 Stock Option Plan (collectively, the "Plans"), if the options exchanged had exercise prices of $6.50 per share or greater, for new replacement options to be granted under our 2000 Plan on or soon after April 3, 2003 (the "Option Exchange Program"). Options to purchase a total of 4,585,736 shares of common stock were eligible for exchange in the Option Exchange Program. Of this total, options for 1,101,000 shares were held by our executive officers. At the conclusion of the Option Exchange Program on October 1, 2002, we accepted for exchange and cancelled options to purchase a total of 3,732,223 shares, which represented 81.4% of the total number of shares covered by the options subject to the Option Exchange Program. We expect to issue replacement options to purchase approximately 3,732,223 shares of our common stock on or soon after April 3, 2003 in exchange for those cancelled options. However, no replacement options will be granted to any employee whose options were cancelled under the Option Exchange Program, unless we employ that individual on the date of grant of the replacement options. Each replacement option will cover the same number of shares subject to the cancelled option to which it relates. Each replacement option will vest in a series of annual and monthly installments over the four-year period measured from the grant date of the cancelled option. The exercise price of each replacement option will equal the closing price per share of our common stock on the grant date. Each option will have a term of 10 years, subject to earlier termination if the optionee ceases employment with us. The terms and conditions of the replacement options will be substantially similar to those of the cancelled options.

        The table below provides certain information concerning our executive officers that participated in the Option Exchange Program and the options that were cancelled pursuant to that program. The following table normally sets forth certain information concerning the repricing, replacement or cancellation and regrant of options or other equity securities which has occurred after September 28, 2000, the date of the initial public sale of shares of our Common Stock, with respect to options held by our executive officers. Other than those tendered and cancelled as part of the Company's Option Exchange Program to date, there have been no repricing, replacement or cancellation and regrant of options.

10-Year Option Repricings

Name and Principal Position	Original Grant Date	Number of Securities Underlying Options/SAR's Repriced or Amended (#)	Market Price of Stock at Time of Cancellation ($)	Exercise Price of Stock at Time of Cancellation ($)	New Exercise Price ($)		Length of Option Original (In Years) Term Remaining at Date of Cancellation
Arjun Rishi Chairman of the Board	1/2/2001 10/24/2001 7/29/2002	100,000 25,000 20,000	2.48 2.48 2.48	15.25 11.95 2.36	(1 (1 (1	) ) )	8.25 9.06 9.83
Mark J. Ferrer Chief Executive Officer, President	1/2/2001 1/31/2002	100,000 400,000	2.48 2.48	15.25 15.16	(1 (1	) )	8.25 9.33
Maria Henry(2) Chief Financial Officer	—	—	—	—	—		—
Brian D. Henderson Chief Counsel	3/12/2001 10/1/2001	145,000 5,000	2.48 2.48	9.44 9.99	(1 (1	) )	8.45 9.00
Mark E. Palomba(3) Senior Vice President, Global Operations	—	—	—	—	—		—
Michael P. Jepsen Vice President, Global Sales & Marketing	3/31/2000 10/1/2001 1/31/2002	198,500 10,000 52,500	2.48 2.48 2.48	6.67 9.99 15.16	(1 (1 (1	) ) )	7.50 9.00 9.33
Philip J. Balsamo(4) Chief Financial Officer	—	—	—	—	—		—
David Pierce(5) Senior Vice President, Worldwide Markets	—	—	—	—	—		—

(1)
The new exercise price will be the fair market value of the Company's Common Stock on the date of grant of the replacement options, which is expected to be on or soon after April 3, 2003.

(2)
Ms. Henry's joined the Company in mid October 2002 and was, therefore, ineligible to participate in the Company's Option Exchange Program.

(3)
Mr. Palomba chose not to participate in the Company's Option Exchange Program.

(4)
Mr. Balsamo left the Company in September 2002 and was, therefore, ineligible to participate in the Company's Option Exchange Program.

(5)
Mr. Pierce left the Company in July 2002 and was, therefore, ineligible to participate in the Company's Option Exchange Program.

Employment Agreements and Change-in-Control Arrangements

        The employment of each named executive officer may be terminated at any time at the discretion of the Board of Directors. However, we have entered into letter agreements with Messrs. Ferrer and Palomba and Ms. Henry providing that each of them will be paid their respective then current base salaries for six months in the event that their employment is terminated for any reason other than misconduct. In addition, Mr. Ferrer's initial option grant to purchase 675,000 shares of our common stock will immediately vest as to 75% of any unvested portion in the event of an acquisition or merger that results in a change in control of Vastera or in which Vastera is not the surviving entity. Under the terms of Ms. Henry's option grant, 100% of the unvested portion of her options will accelerate and vest if (i) her employment is terminated without cause during her first 24 months with the Company, (ii) her base salary is reduced by more than 10%, (iii) her duties and responsibilities are materially reduced, or (iv) we move our headquarters more than 60 miles from our present location.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2002 with respect to shares of Vastera common stock that may be issued under our three existing equity compensation plans: the 1996 Stock Option Plan (the "1996 Plan"), the 2000 Stock Incentive Plan (the "2000 Plan"), and the 2000 Employee Stock Purchase Plan (the "ESPP"), each of which has been approved by our stockholders. The Company has not adopted or implemented any equity compensation plans that have not been approved by its stockholders.

        The table does not include information with equity compensation plans that are no longer in effect or assumed by the Company in connection with mergers and acquisitions of the companies that originally granted those options.

	A		B		C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)		Weighted Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders(2)	4,748,501	(3)	$5.10	(3)	13,679,679	(4)
Equity Compensation Plans Not Approved by Stockholders	—		—		—

Total	4,748,501	(5)	$5.10		13,679,679

(1)
On October 1, 2002, the Company, under the Option Exchange Program, canceled options covering 3,732,223 shares. These option shares are not included in the table. On or soon after April 3, 2003, we expect to grant additional options covering 3,631,723 shares as replacement options, all of which will be issued under the 2000 Plan.

(2)
Consist of the 1996 Plan, the 2000 Plan, and the ESPP.

(3)
Excludes shares purchased under the ESPP.

(4)
Includes 1,295,955 shares available for future purchases under the ESPP as of December 31, 2002.

(5)
Excludes options to purchase 27,697 shares of our common stock at an exercise price of $0.84, which we assumed in our acquisition of Speed Chain Network, Inc. in 2001. No additional options may be granted under the Speed Chain Network's option plan, under which the assumed options had been granted.

LIMITATIONS ON LIABILITY OF DIRECTORS AND OFFICERS AND INDEMNIFICATION

Limitation of Liability

        Our certificate of incorporation provides that our officers and directors will not be personally liable to us or our stockholders for monetary damages resulting from a breach of fiduciary duty, to the maximum extent permitted by Delaware law. Under Delaware law, directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for:

  •
  Any breach of the duty of loyalty to the corporation or its stockholders;

  •
  Acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  •
  Unlawful payments of dividends or unlawful stock repurchases or redemptions; or

  •
  Any transaction from which the director derived an improper personal benefit.

        This limitation of liability does not apply to non-monetary remedies that may be available, such as injunctive relief or rescission, nor does it relieve our officers and directors from complying with federal or state securities laws.

Indemnification

        Our certificate of incorporation and bylaws provide that we shall indemnify our directors and executive officers, and may indemnify our other corporate agents, to the fullest extent permitted by law. This provision deters transactions not approved by the Board, including transactions that may offer a premium over market price for shares of common stock. An officer or director shall not be entitled to indemnification if:

  •
  The officer or director did not act in good faith and in a manner reasonably believed to be in, or not opposed to, our best interests; or

  •
  The officer or director is subject to criminal action or proceedings and had reasonable cause to believe the conduct was unlawful.

        We have entered into agreements to indemnify our directors and officers in addition to the indemnification provided for in our certificate of incorporation and our bylaws. These agreements, among other things, provide for indemnification of our directors and officers for expenses specified in the agreements, including attorneys' fees, judgments, fines, and settlement amounts incurred by any of these persons in any action or proceeding arising out of these persons' services as a director or officer for us, any of our subsidiaries or any other entity to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of February 28, 2003, regarding the beneficial ownership of our common stock by:

  •
  each person or entity who is known by us to own beneficially more than 5% of our outstanding common stock;

  •
  each of our executive officers named in the Summary Compensation Table;

  •
  each of our directors and nominees for election as a director; and

  •
  all current directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name and Address*
	Number	Percent
Ford Motor Company(2) Henry Ford II World Center One American Road Dearborn, MI 48126	8,000,000	19.7%
FMR Corp.(3) 82 Devonshire Street Boston, MA 02109	5,887,075	14.5
Downtown Associates, L.L.C.(4) 674 Unionville Road, Suite 105 Kennett Square, PA 19348	4,907,700	12.1
Technology Crossover Ventures and its affiliates(5)(15) 575 High Street, Suite 400 Palo Alto, CA 94301	3,948,351	9.7
Kopp Investments(6) 7701 France Avenue South Suite 500 Edina, MN 55435	3,454,560	8.5
Arjun Rishi(7)	718,943	1.8
Mark J. Ferrer(8)	588,816	1.4
Maria Henry	—	*
Brian D. Henderson(9)	87,345	*
Mark E. Palomba(10)	154,593	*
Michael P. Jepsen(11)	178,812	*
Kevin Boyce(12)		*
Walter C. Arzonetti(13)	10,000	*
Timothy A. Davenport(14)	104,166	*
Thomas E. Hogan	—	*
Richard H. Kimball(15)	3,982,860	9.8
Richard A. Lefebvre(16)	144,166	*
Nicolas C. Nierenberg(17)	181,666	*
All directors and executive officers as a group (13 people)(18)	6,196,835	14.7%

*
Represents beneficial ownership of less than 1%.

(1)
The number and percentage of shares beneficially owned are based on the aggregate of 40,615,418 shares of common stock outstanding as of February 28, 2003. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after February 28, 2003 are deemed outstanding; however, the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the individuals and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
Ford Motor Company is a publicly held company.

(3)
This information is based on Schedule 13G/A filed on February 14, 2003 with the SEC by FMR Corp., a Massachusetts corporation ("FMR"), and its direct and indirect subsidiaries: Fidelity Management & Research Company ("Fidelity") and Fidelity Management Trust Company ("Fidelity Trust") Fidelity, a wholly-owned subsidiary of FMR, is the beneficial owner of 4,979,075 shares as a result of acting as investment adviser to various investment companies (the "Fidelity Funds"). Edward C. Johnson 3d, FMR, through its control of Fidelity, and the Fidelity Funds each has sole power to dispose of the 4,979,075 shares owned by the Fidelity Funds. Neither FMR nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Trust, a wholly-owned subsidiary of FMR, is the beneficial owner of 908,000 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR, through its control of Fidelity Trust, each has sole dispositive power over 908,000 shares and sole power to vote or to direct the voting of 908,000 shares of Common Stock owned by the institutional account(s) as reported above.

(4)
The shares are held by Downtown Associates I, L.P., Downtown Associates II, L.P., Downtown Associates III, L.P., Downtown Associates IV, L.P. and Downtown Foundations V, L.P. (collectively referred to as the "Downtown Funds") and Ronald Juvonen individually. The general partner of the Downtown Funds is Downtown Associates, L.L.C. (the "General Partner"). Ronald Juvonen, as the Managing Member of the General Partner, has sole voting and disposition power of all shares of the Company's stock held by the Downtown Funds.

(5)
Includes (a) 612,765 shares held by Technology Crossover Ventures II, L.P., (b) 93,556 shares held by Technology Crossover Ventures II, C.V., (c) 83,603 shares held by TCV II Strategic Partners, L.P., (d) 471,103 shares held by TCV II (Q), L.P., (e) 19,904 shares held by TCV II, V.O.F., (f) 2,571,535 shares held by TCV IV, L.P., and (g) 95,885 shares held by TCV Strategic Partners, L.P.

(6)
This information is based on Schedule 13G/A filed on January 23, 2003 with the SEC by Kopp Investment Advisors, Inc., a Minnesota corporation ("KIA"). As set forth in KIA's filing, this figure represents shares beneficially owned by (i) KIA, a registered investment advisor, (ii) Kopp Holding Company, and (iii) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA and his control over Kopp Holding and Kopp Funds. KIA beneficially owns 3,534,560 shares of Vastera's common stock, has sole voting power over 1,422,500 shares, sole dispositive power over 900,000 shares and shared dispositive power over 2,634,560 shares. Kopp Holding also beneficially owns 3,534,560 shares of Vastera's common stock. Mr. Kopp has beneficial ownership of 3,664,560 shares of Vastera's common stock and sole voting and dispositive power over 130,000 shares of Vastera's common stock.

(7)
Includes 143,749 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003, including the portion of those options expected to be granted on or soon after April 3, 2003 pursuant to the Option Exchange Program that will be vested upon grant.

(8)
Includes 15,000 shares held by the Ferrer Family Trust and 569,353 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003, including the portion of those options expected to be granted on or soon after April 3, 2003 pursuant to the Option Exchange Program that will be vested upon grant.

(9)
Includes 81,875 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003, including the portion of those options expected to be granted on or soon after April 3, 2003 pursuant to the Option Exchange Program that will be vested upon grant.

(10)
Includes 151,943 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003.

(11)
Includes 178,812 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003, including the portion of those options expected to be granted on or soon after April 3, 2003 pursuant to the Option Exchange Program that will be vested upon grant.

(12)
Includes 45,468 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003, including the portion of those options expected to be granted on or soon after April 3, 2003 pursuant to the Option Exchange Program that will be vested upon grant.

(13)
Includes 5,000 shares held by the Barbara Garbarino Arzonetti Revocable Living Trust and 5,000 shares held by the Walter C. Arzonetti Revocable Living Trust.

(14)
Includes 69,166 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003.

(15)
Includes 2,843 shares held by the Kimball Family Trust Uta Dtd 2/23/94 and 31,666 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003. Includes (a) 612,765 shares held by Technology Crossover Ventures II, L.P., (b) 93,556 shares held by Technology Crossover Ventures II, C.V., (c) 83,603 shares held by TCV II Strategic Partners, L.P., (d) 471,103 shares held by TCV II (Q), L.P., (e) 19,904 shares held by TCV II, V.O.F., (f) 2,571,535 shares held by TCV IV, L.P., and (g) 95,885 shares held by TCV Strategic Partners, L.P. Mr. Kimball is a general partner of Technology Crossover Ventures. Mr. Kimball disclaims beneficial ownership of the shares held by Technology Crossover Ventures and its affiliates, except to the extent of his pecuniary interest in the shares held.

(16)
Includes 144,166 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003.

(17)
Includes 69,166 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003.

(18)
Includes 1,485,364 shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2003, including the portion of those options expected to be granted on or soon after April 3, 2003 pursuant to the Option Exchange Program that will be vested upon grant.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

        The Compensation Committee (the "Committee") of our Board of Directors sets the compensation of our Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for our other key executives and approves stock option grants for all executive officers. The Committee is comprised of Richard A. Lefebvre (Chairman), Timothy A. Davenport, Thomas E. Hogan, and Richard H. Kimball, each of whom is an independent director.

Compensation Philosophy and Objectives

        We operate in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for our executive officers should be designed to attract, motivate, and retain talented executives responsible for our success. The Committee also believes the compensation programs should be determined within a competitive framework and based on the achievement of designated financial targets, individual contribution, client satisfaction, and financial performance relative to that of our competitors.

        Within this overall philosophy, the Committee's objectives are to:

  •
  Offer a total compensation program that takes into consideration a number of factors including (i) the compensation practices of comparable companies and other selected companies with which we compete for executive talent, (ii) industry trends, and (iii) general economic and market conditions.

  •
  Provide annual variable incentive bonus awards that take into account our overall financial performance in terms of designated corporate objectives and the relative performance of other companies as well as individual contributions.

  •
  Align the financial interests of our executive officers with those of our stockholders by providing significant equity-based, long-term incentives.

Compensation Components and Process

        The three major components of our executive officer compensation are: base salary, annual variable incentive bonus awards, and equity-based incentive awards in the form of stock options. In arriving at specific levels of compensation for executive officers, the Committee has relied on a number of factors, including the recommendations of management, benchmarks provided by generally available compensation surveys and the experience of Committee members and their knowledge of compensation levels of other technology companies.

        Base Salary.    The base salary for each executive officer in 2002 was based on a number of factors, including the executive's duties, responsibilities and achievements, the actual financial and operating performance of Vastera as compared to pre-established targets set at the beginning of each year, both financial and otherwise, and the overall success of the executive in developing and executing our business plan.

        Variable Incentive Bonus Awards.    To reinforce the attainment of our goals, the Committee believes that a portion of the annual compensation of each executive officer should be in the form of an annual variable incentive bonus award. The bonus pool for executive officers is determined on the basis of our achievement of the financial performance targets established at the beginning of the fiscal year and includes a range for the executive's contribution and a strategic component tied to our performance relative to other companies. The incentive plan sets a threshold level of our performance based on revenue that must be attained before any incentives are awarded. Once the annual threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer and is stated in terms of an escalating percentage of the officer's base salary for the year. Other than a guaranteed bonus of $50,000 paid to Mr. Henderson pursuant to the terms of his employment offer letter, no cash bonuses were paid to our executive officers for 2002 as the pre-established operating goals necessary of the payment of such bonuses were not achieved.

        Equity-Based Incentive Awards.    The goal of our equity-based incentive awards is to align the interests of our executive officers with our stockholders and to provide each executive officer with a significant incentive to manage our operations from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with comparable companies and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals and is subject to the Committee's discretion. During 2002, the Committee made option grants to each of our executive officers under the Company's 2000 Stock Incentive Plan. Each grant allows the executive officer to acquire shares of our common stock at a fixed price per share (the market price on the grant date) over a specified period of time. Options granted to this group of individuals in 2002 vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with us. Because the option grants will provide a return only if the officer remains employed by us and only if the market price appreciates over the option term, our executive officers are incentivized to remain employed by the Company.

        CEO Compensation.    The original compensation package for Mr. Ferrer for 2002 was approved in January 2002 and consisted of two components: base salary of $302,400 and annual incentive compensation of up to $150,000. Upon being promoted to CEO in February 2002, the Compensation Committee granted Mr. Ferrer an option to purchase an additional 400,000 shares of the Company's Common Stock, with an exercise price of $15.16 per share. Mr. Ferrer, did not, however, receive an increase in his base salary or annual incentive compensation. Mr. Ferrer participated in the Company's Option Exchange Program and he tendered this option for cancellation. A new option for the purchase of 400,000 shares of Company Common Stock will be granted to him on or after April 3, 2003. The Compensation Committee based Mr. Ferrer's 2002 aggregate compensation package on a number of factors, including, our financial operations, and the Company's failure to attain pre-established business performance goals. The Committee also considered Mr. Ferrer's ability to establish and to execute upon short-term and long-term business strategies.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to our executive officers for 2002 did not exceed the $1 million limit for any officer, and the Committee does not anticipate that the non-performance based compensation to be paid to any of our executive officers for 2003 will exceed that limit. Our 2000 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of our executive officers in the near future will approach the $1 million limit, the Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to our executive officers.

2002 Option Exchange Program

        In August 2002, the Compensation Committee authorized a stock option exchange program by which all of our current employees, including executive officers, would have the opportunity to exchange their outstanding options granted under our Plans for new stock option grants to be made to them on or soon after April 3, 2003 at the market value on the date of grant. The program was implemented because competition for highly qualified employees is intense, and the use of significant stock options for retention and motivation of employees is pervasive in high technology industries. The Compensation Committee believes that stock options are a critical component of the compensation package we offer to our employees to promote long-term retention, motivate high levels of performance, and provide employees with an added incentive to contribute to our long-term success. By adopting the Option Exchange Program, the Compensation Committee provided our employees with an opportunity to acquire new options that over time may have a greater potential to increase in value, which the Compensation Committee believes will act as an added incentive for our employees to remain with us and contribute to our achieving our goals.

Other Elements of Executive Compensation

        Executives are eligible for Company-wide medical and dental benefits and participation in a 401(k) plan, for which we provided matching contributions through mid October 2002, but which Company matching contributions have since been suspended. In addition, executives participate in a Company-wide short and long-term disability insurance program and a group term life insurance program.

        It is the opinion of the Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align our management's performance and interests to those of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short-term and long-term.

                      Submitted by the Compensation Committee of the Board of Directors
                      Richard A. Lefebvre (Chairman)
                      Timothy A. Davenport
                      Thomas E. Hogan
                      Richard H. Kimball

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2002, which include our consolidated balance sheets as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

        The Audit Committee of the Board of Directors is comprised of directors who meet the Nasdaq standards for independence, and its Chairman is a "financial expert" as defined in the SEC's rules. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and amended and restated in January 2003 and which is attached as Annex A to this proxy statement and also may be viewed online on the Company's website at www.vastera.com.

        The Audit Committee met with management periodically during the year to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company's independent auditors and with appropriate Company financial personnel. The Audit Committee also discussed with the Company's senior management and independent auditors the process used for certifications by the Chief Executive Officer and Chief

Financial Officer required by the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the SEC.

        The Audit Committee met privately with the independent auditors, who have unrestricted access to the Audit Committee.

        The Audit Committee recommended to the Board of Directors the appointment of KPMG LLP ("KPMG") as the Company's independent auditors after reviewing that firm's performance and its independence.

        Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

        The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believed should be raised with the Audit Committee.

        The Audit Committee reviewed with management and KPMG, the Company's independent auditors, the Company's audited financial statements and met separately with both management and KPMG, to discuss and review those financial statements and reports prior to issuance. Management has represented, and KPMG has confirmed, to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. We reviewed with KPMG their judgments as to the quality, not just the acceptability, of the Company's accounting principles. We also discussed with management and KPMG their assessments of the Company's internal controls.

        The Audit Committee received from and discussed with KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with KPMG matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accounts to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence and discussed with the auditors their independence.

Conclusion

        In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the SEC.

                      Submitted by the Audit Committee of the Board of Directors
                      Timothy A. Davenport (Chairman)
                      Walther C. Arzonetti
                      Richard H. Kimball

AUDIT AND RELATED FEES

        The Audit Committee reviews in advance, and grants any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditors, (b) all non-audit services to be provided by the independent auditors as permitted by applicable rules and regulations, and (c) all fees and other terms of engagement for all services to be provide by the independent auditors.

        During the year ended December 31, 2001 and through May 9, 2002, Arthur Andersen LLP ("Arthur Andersen") provided us certain audit, audit-related, and non-audit related services. During the year ended December 31, 2002, KPMG provided us only audit and audit-related services.

Audit Fees

        The aggregate fees billed by Arthur Andersen for professional services rendered for the audit of our financial statements for the year ended December 31, 2001, and for the review of financial statements included in our Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2001, June 30, 2001, September 30, 2001, and March 31, 2002 were $213,000 during 2001 and $145,000 during 2002.

        The aggregate fees billed by KPMG for professional services rendered for the audit of our financial statements for the year ended December 31, 2002, and for the review of financial statements included in our Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002 were $213,000.

Audit-Related and Other Fees

        The aggregate fees billed by Arthur Andersen for audit-related services were $156,000 in 2001 and $130,000 in 2002, which included statutory audits of subsidiaries, benefit plan audits, acquisition due diligence, accounting consultation, various attest services under professional standards, and assistance with registration statements and consents. The aggregate other fees billed by Arthur Andersen LLP were $158,000 in 2001, which were primarily for tax services.

        The aggregate fees billed by KPMG for audit-related services were $153,000 in 2002, which included statutory audits of subsidiaries, benefit plan audits, and various attest services under professional standards.

        The Audit Committee has reviewed the fees charged to us by Arthur Andersen for audit-related services described above in determining its independence.

STOCK PERFORMANCE GRAPH

        Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statutes, the following Stock Performance Graph is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

        The following graph shows a comparison of cumulative total return on our common stock, based on the market price of our stock assuming reinvestment of dividends with a return of the Standard and Poor's 500 Index, the Nasdaq Stock Market (U.S.) Index, and the Information Technology Index for the period beginning September 28, 2000, the dated upon which shares our common stock were first publicly traded, through December 31, 2002. The graph assumes an investment of $100 was made September 28, 2000 and remained invested through December 31, 2002. Stockholder return over the period covered by the graph should not be considered indicative of future stockholder returns.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG VASTERA, THE STANDARD AND POOR'S 500 INDEX, THE INFORMATION TECHNOLOGY INDEX, AND THE NASDAQ STOCK MARKET (U.S.) INDEX

CERTAIN TRANSACTIONS

        Since January 1, 2002 there has not been any transaction or series of similar transactions to which Vastera was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

Transactions with Ford Motor Company

        On July 14, 2000, our wholly-owned subsidiary, Vastera Solutions Services Corporation, entered into a series of agreements with Ford Motor Company ("Ford") that transferred the responsibility of managing Ford's global trade processes to us. On August 29, 2000, we purchased Ford's global customs unit including its technologies and the services of its employees by issuing 8,000,000 shares of our common stock to Ford. The material agreements that define the relationship are the Global Trade Services Agreement, the Stock Transfer Agreement, the License Agreement, the Salaried Employee Secondment Agreement, and the Employee Transfer Agreement. During 2001, we derived more than 10% of our annual revenues from Ford. The principal terms of each of these agreements are described below.

        Global Trade Services Agreement.    We signed an agreement to provide the entire range of our service offerings to Ford. Under this Agreement, we administer and manage Ford's global trade operations including supporting and managing Ford's import/export customs operations, administering contracts between Ford and third-party brokers and freight forwarders, minimizing duties and customs fees, and generally automating and managing Ford's global trade management requirements.

        We initially provided our suite of product and service offerings to Ford in the United States. Upon successfully implementing our services in the United States, we began providing our suite of product service offerings to Ford in Mexico and then in Canada. In November 2002, we further expanded our relationship with Ford by assuming responsibility for administering and managing Ford's global trade operations in the United Kingdom, Spain, Belgium, and Germany ("Ford Europe") for a minimum of four years. As we continue implementing our services successfully in newly acquired geographic regions, we have the opportunity to expand the services we provide to Ford divisions and subsidiaries in additional geographic regions around the world. Although this agreement has an initial term of 10 years, either party may terminate this agreement for convenience commencing on August 1, 2004, after providing the non-terminating party one-year advance notice. Commencing on August 1, 2005 and continuing thereafter, either party may terminate the agreement upon providing six-months' advance written notice.

        As consideration for our service and product offerings, Ford has agreed to pay us certain services fees through 2005. The guaranteed services fees for all of the geographic areas in which we are performing services are approximately $21,0 million for 2003, $20.1 million for 2004, and $10.8 million for 2005.

        Stock Transfer Agreement.    Under this agreement, we issued 8,000,000 shares of our common stock to Ford in consideration for the acquisition of its global customs operation. Ford has agreed to certain market standstill conditions effective until July 1, 2004 that limit Ford from acquiring more than 27.5% of our outstanding common stock without obtaining approval from our Board of Directors. If Ford breaches these conditions, but owns no more than 30% of our outstanding common stock, we will have the right to reduce Ford's ownership percentage by purchasing any overage from Ford. If Ford acquires more than 30% of our outstanding common stock, we will have the right to reduce Ford's ownership percentage to 25%, by purchasing any such overage. The price per share to be paid to Ford under these rights will be the lesser of the per share price contained in our final prospectus or the lowest price per share paid by Ford for our shares. Ford has also agreed to limit the number of shares of our common stock that it will sell into the market during the first four years following the date of signing of this agreement. In addition, Ford is a party to our investors' rights agreement providing Ford with certain registration rights.

        License Agreement.    To enable us to perform the services described in the Global Trade Services Agreement, we need access to certain of Ford's computer systems, trade secrets, copyrights, patents, software, and other intellectual property. Under this agreement, Ford agreed to license to us on a permanent basis all of the intellectual property we required to commence performance. We have agreed to pay Ford a monthly license fee for the use of Ford's information technology and related support services.

        Employee Transfer Agreement.    Under this agreement, we agreed to offer employment to selected Ford employees who were previously performing the import/export customs operations at Ford. Of the approximately 110 employees of Ford's global customs unit, approximately 58% of these employees transferred to us from Ford and are still employed by Vastera. Currently, 17 of the U.S.-based, 25 of the Mexico-based, and six of the Canada-based employees have accepted employment with us. Select Ford employees in the other geographic regions will be offered employment with us as these regions are phased in. We will continue paying each employee who accepts our offer a monthly base salary comparable to that paid by Ford, and these employees will then be eligible to receive all of the benefits normally offered to Vastera employees at their level. These employees will also continue to participate in Ford's general retirement plan, but will not be entitled to continue participating in Ford's stock investment plan for salaried employees.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Advance Notice Procedures

        Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Company's Corporate Secretary (containing certain information specified in the bylaws about the shareholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year's annual meeting—that is, with respect to the 2004 annual meeting, between December 6, 2003 and January 5, 2004. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement.

Shareholder Proposals for the 2004 Annual Meeting

        Shareholders intending to submit a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2004 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Company's Corporate Secretary must receive the shareholder proposal no later than December 6, 2003. Proposals should be sent to Vastera, Inc., Attention: Corporate Secretary, 45025 Aviation Drive, Suite 300, Dulles, Virginia 20166.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with SEC. Such executive officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely upon a review of Forms 3, 4, and 5 furnished to us during the year ended December 31, 2001, we believe that our officers, directors, and 10% stockholders have timely filed all reports required by Section 16(a) to be filed during that period, except that (i) Mark Palomba was late in reporting one transaction involving a grant of stock options on October 1, 2002 and (ii) Richard A. Lefebvre was late in reporting one transaction involving a sale of shares of common stock by Allegra Capital Partners IV, L.P., for which he is a general partner and may be deemed to share voting and dispositive power with respect to the shares held, on March 1, 2002. Both Mr. Lefebvre and his broker advised representatives of the Company of the sale promptly; however, we inadvertently failed to include the sale on his report for the month of March 2002.

CODE OF ETHICS

        We have adopted a Business Code of Ethics to which all of our officers and employees, including our Chief Executive Officer, Chief Financial Officer, and Director, Finance—Corporate Controller must adhere. The current Business Code of Ethics, is attached as Annex E to this Proxy Statement and may also be viewed online on the Company's website at www.vastera.com.

OTHER MATTERS

        Our Board of Directors knows of no other business that will be presented to the annual meeting. If any other business is properly brought before the annual meeting or any adjournment or postponement thereof, proxies in the enclosed form will be voted in respect thereof in accordance with the recommendation of the Board of Directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

        It is important that the proxies be returned promptly and that your shares be represented. You are urged to complete, sign, date, and promptly return the enclosed proxy card in the enclosed envelope in accordance with the specific instructions set forth on the proxy card.

        A copy of our Annual Report for the 2002 fiscal year has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

        We have filed an Annual Report on Form 10-K for the year ended December 31, 2002 with the SEC. You may obtain, free of charge, a copy of the Form 10-K and any of our other SEC reports by writing to: Vastera, Inc., Attention: Corporate Secretary, 45025 Aviation Drive, Dulles, Virginia 20166.

By Order of the Board of Directors,

Brian D. Henderson Secretary

Dulles, Virginia
April 3, 2003

ANNEX A

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF VASTERA, INC.

Purpose.

        The purpose of the committee is to oversee on behalf of the company's board of directors: (1) the quality and integrity of the company's financial statements; (2) the appointment, compensation, qualifications, independence and work of the company's independent auditors; (3) the company's compliance with legal and regulatory requirements related to the company's financial reporting obligations and financial statement preparation; and (4) the performance of the company's internal controls function.

        The committee's function is one of oversight only and shall not relieve the responsibilities of the company's management for preparing financial statements that accurately and fairly present the company's financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of financial statements.

Composition of the Committee.

        At Least Three Qualified Members.    There shall be no fewer than three members serving on the committee, all of whom shall be members of the company's board of directors and shall be independent as defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable rules of the SEC. Each member of the committee shall meet the additional independence, financial literacy and related audit committee membership requirements set forth in the Nasdaq National Market listing standards in effect from time to time (the "listing standards").

        Limitation on Relationships.    No member of the audit committee may be an affiliated person as defined pursuant to Section 10A(m)(3) of the 1934 Act. As more fully set forth in the listing standards, independent directors must not have any current or past relationships with the company which would interfere with their exercise of independent judgment or otherwise fail to meet the independence standard set forth in the listing standards.

        Compensation.    In compliance with Section 10A(m)(3) of the 1934 Act and except as may otherwise be permitted by applicable SEC rules, no member of the audit committee shall, other than in his or her capacity as a member of the audit committee, the board of directors or other board committee, (a) accept any consulting, advisory, or other compensatory fee from the company, or (b) be an affiliated person of the company or any subsidiary.

        Affirmative Determination of Independence.    The board shall affirmatively determine, at all times required by law and the listing standards, that the members of the committee are independent.

        Financial Literacy.    Each member of the audit committee shall be financially literate upon appointment to the committee, as such qualification is interpreted by the company's board of directors in its business judgment pursuant to the listing standards. At least one member of the committee shall be a "financial expert" as defined in applicable SEC rules and such individual will serve as the chairman, unless the committee affirmatively decides otherwise.

        Service on Other Audit Committees.    No director is eligible to serve on the audit committee if he or she serves on more than three public company audit committees (including the company's audit committee).

        Appointment of Audit Committee Members.    Subject to the other requirements of this charter, the board may appoint and remove committee members and the chair of the committee in accordance with the company's bylaws. Upon expiration of any term or to fill any vacancy on the committee, the members of the committee shall be appointed by the board upon the recommendation of the Nominating and Corporate Governance Committee.

Selection and Review of Independent Auditors and Their Services.

        Overall Authority of Audit Committee to Select and Oversee Auditors.    Pursuant to Section 10A(m)(2) of the 1934 Act, applicable SEC rules and the listing standards, the audit committee in its capacity as a committee of the board of directors of the company shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors engaged by the company for purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the audit committee. The Audit Committee's authority includes, without limitation, resolution of disagreements between management and the auditors regarding financial reporting.

        Terms of Audit and Non-Audit Engagements.    The Audit Committee shall preapprove all auditing services and permitted non-audit service (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to subcommittees the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. The committee may confer with company management on these matters but may not delegate this responsibility to management. Inasmuch as the approval of non-audit services must be timely disclosed in the periodic reports of the company filed with the SEC, all approvals of non-audit services on behalf of the audit committee shall be promptly reported to the officer of the company having primary responsibility for the SEC reports filed by the company.

        Delegated Preapproval Authority.    The committee is authorized from time to time to delegate to one of its members the authority to grant preapproval of audit and permitted non-audit services, provided that all decisions by that member to preapprove any service shall be reported to the full committee at its next scheduled meeting.

        Prohibited Non-Audit Services:    The audit committee and the company shall not engage the independent auditors for the following services, except as may be exempted pursuant to federal law: bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the SEC or the Public Company Accounting Oversight Board determines (by issuing regulations) is impermissible.

        Annual Quality Control Review.    At least annually, the committee will obtain and review annually a report by the independent auditors describing the firm's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

        In addition, the committee's annual review of the independent auditors will also include:

  •
  review and evaluation of the lead partner of the independent auditors for the company's account.

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  evaluation of such other matters as the committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated, and other staffing matters incident to the review and audit of the company's financial statements.

        Independent Auditors' Partner Rotation and Conflicts.    As required by Sections 10A(j) and (l) of the 1934 Act, (a) the audit partner and review partner of the independent auditors must be rotated by the independent auditors at least every 5 years, and (b) an accounting firm shall not be engaged to audit the company's financial statements if a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the company was employed by that accounting firm and participated in any capacity in the audit of the company during the 1-year period preceding the date of the initiation of the audit.

        Policy on Hiring Employees of the Auditor.    The committee shall from time to time establish hiring policies that will govern the company's hiring of employees or former employees of the independent auditors, and report these policies to the board.

Annual Financial Reporting.

        In connection with the audit of each fiscal year's financial statements, the committee will:

  •
  Discuss Financial Statements with Management: review and discuss the audited financial statements, related accounting and auditing principles and practices, and internal controls assessment with appropriate members of the company's management.

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  Section 10A Report: timely request and receive from the independent auditors the report required in connection with the annual audit pursuant to Section 10A(k) of the 1934 Act and related SEC rules concerning (a) all critical accounting policies and practices used, (b) all alternative treatments of financial information discussed with company management, ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.

  •
  SAS 61 Review: discuss with the independent auditors the audited financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as (1) the quality and the acceptability of the accounting principles applied in the financial statements, as well as the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservativeness of the company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements, (2) new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions, (3) the selection, application and effects of critical accounting policies and estimates applied by the company, (4) issues raised by any "management" or "internal control" letter from the auditors, difficulties encountered in the audit, disagreements with management, or other significant aspects of the audit, and (5) all material arrangements, contingent and other obligations, off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

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  Review of MD&A: review with appropriate management and auditor representatives the company's intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's annual report on Form 10-K.

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  Obtain ISB No. 1 Disclosure: receive from the independent auditors a written disclosure and statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1.

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  Dialogue with Auditors on Independence: actively discuss with the auditors any disclosed relationships or services that may impact the objectivity or independence of the auditors.

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  Review of Audit and Non-Audit Fees: obtain from the independent auditors a statement of the audit fees and other categories of fees billed for the last fiscal year which are required to be disclosed in the company's proxy statement for its annual meeting under the SEC's proxy rules, and consider whether the provision of any non-audit services is compatible with maintaining the auditors' independence.

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  Recommend Filing of Audited Financial Statements: recommend whether or not the audited financial statements should be included in the company's Annual Report on Form 10-K for filing with the SEC.

Quarterly Financial Reporting.

        In addition to a review of the quarterly financial statements, the committee's quarterly review will normally include:

  •
  Auditors' Review: the results of the independent auditors' review of the quarterly financial statements.

  •
  Discussion of Significant Matters with Management: management's analysis of significant matters which relate to (1) the selection, application and effects of critical accounting policies and estimates applied by the company, (2) accounting changes, judgments or extraordinary items relating to the financial statements, (3) the status of any new, proposed or alternative accounting or financial reporting requirements or methods, and (4) all material arrangements, contingent and other obligations, off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

  •
  MD&A: the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's quarterly report on Form 10-Q.

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  Critical Accounting Policies: a review and discussion with the company's independent auditors of all critical accounting policies and practices to be used.

Other Committee Review Functions.

        Annual Review of this Charter:    The committee will review and reassess the adequacy of this charter annually, and recommend any proposed changes to the board.

        Annual Review of Performance:    The committee will evaluate its performance as the audit committee on an annual basis.

        Disclosure Controls and Procedures:    The committee will evaluate periodically the company's disclosure controls and procedures as defined in applicable SEC rules, including but not limited to the internal controls for financial reporting purposes.

        Other Reviews.    The committee, as the committee may consider appropriate, may discuss and review with the full board of directors, company management, internal or outside legal counsel, or the independent auditors any other topics relating to the purpose of the committee that may come to the committee's attention, including:

  •
  Earnings Press Releases: press releases announcing earnings, which may be undertaken on a general basis and need not include advance review of each release of financial information or guidance. Discuss with management the company's earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts, rating agencies or the public. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentation to be made).

  •
  Officer Certification. certifications from the company's chief executive officer and chief financial officer which must accompany or be filed with the company's periodic reports, including any report concerning internal controls required to be made by the signing officers and any significant internal control deficiencies or other matters which are required to be reported to the committee in connection with the certifications.

  •
  Reports of Financial Issues: published reports, regulatory or accounting initiatives, or communications from employees, government agencies or others, which raise significant issues concerning company financial statements or accounting policies.

  •
  National Office Issues: any issues concerning the company that the independent auditors have discussed with their national or supervisory office, or accounting adjustments noted or proposed by the auditors but not implemented.

  •
  Other Financial Guidance: financial information and earnings guidance provided to the analysts and the public, and to rating agencies.

  •
  Risk Assessment: management's assessment of the company's exposure to risk and steps management has taken to monitor and control this exposure.

  •
  Compliance Generally: the status and implementation of a code of ethics as defined in applicable SEC rules for the company's senior financial officers, and a business conduct and ethics code applicable to all company employees concerning related party transactions, conflicts of interest, ethical conduct, legal and regulatory compliance and other matters appropriate for the code.

  •
  Compliance Issues: pending or threatened litigation that has the potential to have a material adverse effect on the company; reports concerning significant subsidiary or foreign operations; or alleged violations of law or corporate conduct codes, including without limitation any reports to the committee from legal counsel engaged by the company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the company or its agents.

  •
  Internal Controls: review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Qs about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

        Concerns and Anonymous Submissions:    the committee shall establish and maintain procedures for (A) the receipt, retention, and treatment of concerns received by the company regarding accounting, internal accounting controls, and auditing matters, and (B) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

        Related Party Approvals.    As required by the listing standards, the Audit Committee shall establish and communicate to the board of directors and the company's management policies to the effect that the company shall not enter into related party transactions unless the transactions are first reviewed and approved by the audit committee.

Meetings, Reports and Resources of the Committee.

        Quarterly and Other Meetings.    The committee will meet at least quarterly. The committee may also hold special meetings or act by unanimous written consent as the committee may decide. Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the board of directors under the company's bylaws, unless otherwise stated in the bylaws or by resolution of the board or the committee.

        The committee, to the extent required by the listing standards and as it may otherwise determine to be appropriate, will meet in separate executive sessions with the chief financial officer, controller or principal accounting officer, internal audit personnel, and representatives of the independent auditors, and may meet with other company employees, agents or representatives invited by the committee.

        Reports.    The committee will prepare the audit committee report required to be included in the company's annual meeting proxy statement, and report to the board on the other matters relating to the committee or its purposes, as required by the listing standards, applicable federal law or SEC rules.

        The committee will also report to the board annually the overall results of (1) the annual review of the independent auditors and their independence and (2) the annual review by the committee of its own performance.

        Committee Access and Resources.    The committee is at all times authorized to have direct, independent access to the independent auditors and to the company's management and internal audit and finance personnel. The committee is authorized to communicate in confidence with any of these individuals; provided, however, that the content of such communications may be revealed when so required by law.

        The committee is authorized to conduct investigations, and to retain, at the expense of the company, independent legal, accounting, or other professional consultants selected by the committee, for any matters relating to the purpose of the committee, without a requirement to seek prior board approval. The company shall provide for adequate funding, as determined by the audit committee, for payment of compensation to the independent auditors for their audit and review reports, and to advisers engaged by the audit committee.

        Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

As adopted and effective January 1, 2003.

ANNEX B

AMENDED AND RESTATED CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF VASTERA, INC.

Purpose.

        The purposes of the committee include:    (1) discharging the board's responsibilities relating to compensation of the company's executives and directors; (2) preparing the annual report on executive compensation for inclusion in the proxy statement for each annual meeting of stockholders; and (3) overseeing and administering the company's equity benefit plans.

Composition of the Committee.

        At Least Two Members.    There shall be no fewer than two directors serving on the committee, with a chair appointed by the board.

        Independence.    All committee members shall be independent as defined in the listing standards of the Nasdaq National Market as the same may be amended from time to time (referred to below as the "listing standards"). In addition, all committee members shall be independent and qualified to serve on this committee under Rule 16b-3 issued pursuant to the Securities Exchange Act of 1934, and applicable regulations under Section 162(m) of the Internal Revenue Code of 1986.

        Affirmative Determination of Independence.    The board shall affirmatively determine annually and at other times required by the listing standards that the members of the committee have no material relationships to the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company) that may interfere with the exercise of their independence from management and the company.

        Replacement of Compensation Committee Members.    Subject to the requirements of the listing standards, the board may appoint and remove committee members in accordance with the company's bylaws.

Committee Functions.

        The committee will:

  •
  Executive Officer Compensation: review and approve the corporate goals and objectives relevant to the compensation of the company's chief executive officer and other executive officers, evaluate the officers' performance in light of those goals and objectives, and set the officers' compensation level based on this evaluation, including in any determination of long-term incentive compensation the company's performance and relative stockholder return, value of incentive awards to executive officers at comparable companies, and the awards given the company's officers in past years.

  •
  Significant Officer Contracts: review and approve significant employment agreements, arrangements or transactions with executive officers, including any arrangements having any compensatory effect or purpose.

  •
  Succession Planning: review and assist the board in developing succession plans for the executive officers, in consultation with the CEO, other board members and other appropriate management personnel.

  •
  Director Compensation: review and recommend to the board appropriate director compensation programs for service as directors, committee chairs, and committee members, consistent with any applicable requirements of the listing standards for independent directors.

  •
  Compensation Policies and Performance Review: develop and periodically assess the committee's policies applicable to the company's executive officers and directors, including the relationship of corporate performance to executive compensation.

  •
  Compensation Plan Awards: approve stock option grants and other equity-based or incentive awards under the company's stock and incentive compensation plans, including any performance criteria relating to the plans or awards, and otherwise administer awards under these plans.

  •
  Evaluate Stock and Incentive Plans: periodically assess and make recommendations to the board concerning the company's stock and incentive compensation plans including the impact of stock compensation plans on shareholder value and the impact of dilution from company stock plans.

  •
  Retention of Compensation Consultant: have sole authority to retain and terminate any compensation consulting firm used to evaluate director, CEO or executive officer compensation, and to approve the firm's fees and other retention terms.

  •
  Committee Report in Proxy Statement: timely prepare and approve a report of the committee for inclusion in the company's proxy statement for each annual meeting of stockholders, including a discussion of the committee's compensation policies applicable to executive officers and the specific relationship of corporate performance to executive compensation, the factors, criteria and other basis for the CEO's compensation reported for the last completed fiscal year, and a specific discussion of the relationship of the quantitative and qualitative aspects of the company's performance to the CEO's compensation for the last completed fiscal year.

  •
  Annual Performance Review: evaluate its performance as the compensation committee on an annual basis and review its charter for changes.

Meetings, Reports and Resources of the Committee.

        Meetings.    The committee will meet at least once during each fiscal year to (1) approve appropriate executive officer and director compensation and any related performance goals for that fiscal year, and to prepare the committee report concerning compensation in the prior fiscal year for inclusion in the annual meeting proxy statement, and (2) evaluate the committee's own performance in the prior year.

        The committee may also hold special meetings or act by unanimous written consent as the committee may decide, for purposes of approving awards under stock or incentive plans, or other purposes of the committee.

        Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the board under the company's bylaws, unless otherwise stated in the bylaws or by resolution of the board or the committee.

        The committee, as it may determine to be appropriate, may meet in separate executive sessions with other directors, the chief executive officer and other company employees, agents or representatives invited by the committee. At least once during each fiscal year, the committee shall meet with the company's Chief Executive Officer to review his/her performance with him/her.

        Reports.    The committee will report to the board at an appropriate time prior to preparation of the company's proxy statement for its annual meeting concerning executive officer compensation matters and provide the report of the compensation committee that must be included in the proxy statement.

        The committee will also report to the board annually the results of an annual review by the committee of its own performance.

        The committee will also provide additional reports to the board as the committee may determine to be appropriate in light of its purposes and functions.

        Committee Access and Resources.    The committee is at all times authorized to have direct, independent access to the company's other directors and management. The committee is authorized to communicate in confidence with any of these individuals.

        Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

As adopted and effective January 1, 2003.

ANNEX C

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS OF VASTERA, INC.

Purpose.

        The purpose of the committee is to (1) identify and recommend the director nominees to be selected by the company's board of directors for each annual meeting of stockholders, (2) implement the board's criteria for selecting new directors, (3) regularly develop, review and recommend to the board a set of corporate governance policies applicable to the company, and (4) provide oversight for the evaluation of the performance of the board of directors.

Composition of the Committee.

        At Least Two Members.    There shall be no fewer than two directors serving on the committee. Unless a chair is appointed by the board, the members of the committee shall designate a chair by a majority vote of the members.

        Independence.    All committee members shall be independent as defined in the listing standards of the Nasdaq National Market in effect from time to time (referred to below as the "listing standards").

        Affirmative Determination of Independence.    The board shall affirmatively determine at all times required by the listing standards that the members of the committee are independent. As more fully set forth in the listing standards, independent directors must not have any current or past relationships with the company which would interfere with their exercise of independent judgment or otherwise fail to meet the independence standard set forth in the listing standards.

        Replacement of Nominating and Corporate Governance Committee Members.    Subject to the requirements of the listing standards, the board may appoint and remove committee members in accordance with the company's bylaws.

Committee Functions.

        The committee will:

  •
  Qualifications of Directors: periodically communicate with the full board concerning the board's criteria for selecting directors in light of the board's composition, corporate governance policies, applicable listing standards and laws, and other factors considered appropriate by the board.

  •
  Director Nominees: annually identify and recommend to the board the director nominees to be selected by the company's board of directors for each annual meeting of stockholders. In the event of any midterm vacancy of a director, the committee will identify and recommend to the board the director a nominees to be selected by the company's board of directors to fill such vacancy for the duration of the vacating director's term. The committee will review the service of its members when a director is eligible to be re-nominated for board membership, including an assessment of individual director performance, expertise and experience, number of other public company boards on which the individual serves, composition of the board at that time, and other relevant factors.

  •
  Committee Appointments: if and when requested periodically by the board, identify and recommend to the board the appointees to be selected by the board for service on the audit, compensation, nominating and corporate governance and other key committees of the board.

  •
  Board Size: periodically review the size of the board of directors. Recommend to the board any adjustments in size as deemed appropriate.

C-1

  •
  Retention of Search Firm: have sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm's fees and other retention terms.

  •
  CEO Consultation: actively consult with the company's chief executive officer as representative of the company's management prior to recommending to the board the nomination of any incumbent or new director nominees for election at the annual meeting.

  •
  Governance Policies: regularly assess and evaluate the corporate governance principles to be recommended to the board and which are appropriate for the company in light of the listing standards and nature of the company's business, including the general statement of corporate governance principles, code of business conduct and ethics, and means of communicating these matters.

  •
  Board Review: periodically assess the composition of the board in light of the skills and background of incumbent directors, changed circumstances, if any, affecting individual directors which may bear on future service as board members, and the board's plans and policies for succession planning for senior management, and otherwise provide oversight for an annual review of the performance of the full board.

  •
  Annual Performance Review: evaluate its performance as the nominating and corporate governance committee on an annual basis.

  •
  Responsibilities and Duties: periodically review the corporation's charter and by-laws and each committee charter. Recommend to the board of directors, as appropriate, changes to any of the foregoing; creation of additional committees or elimination of existing committees.

Meetings, Reports and Resources of the committee.

        Meetings.    The committee will meet twice each fiscal year. The committee may also hold special meetings or act by unanimous written consent as the committee may decide. Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the board under the company's bylaws, unless otherwise stated in the bylaws or by resolution of the board or the committee.

        The committee, as it may determine to be appropriate, may meet in separate executive sessions with other directors, the chief executive officer and other company employees, agents or representatives invited by the committee.

        Reports.    The committee will report to the board at an appropriate time prior to preparation of the company's proxy statement for its annual meeting the committee's recommendations for director nominees at each annual meeting of stockholders.

        The committee will also report to the board annually the results of (1) an oversight review of the performance of the board of directors, (2) the committee's assessment of the company's corporate governance policies and implementation, and (3) an annual review by the committee of its own performance.

        The committee will also provide additional reports to the board as the committee may determine to be appropriate in light of its purposes and functions.

        Committee Access and Resources.    The committee is at all times authorized to have direct, independent access to the company's other directors and management. The committee is authorized to communicate in confidence with any of these individuals.

        Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

As adopted effective January 1, 2003.

C-2

ANNEX D

CORPORATE GOVERNANCE POLICIES
OF THE BOARD OF DIRECTORS OF VASTERA, INC.

I.    INTRODUCTION

        The board of directors of Vastera, Inc. has adopted these governance policies to assist it in following corporate practices that serve the best interests of the company and its stockholders. This statement of policies is intended as a general framework to assist the board in carrying out its responsibilities and is not intended as binding legal obligations or inflexible requirements.

        The board, on behalf of the company and its stockholders, oversees and evaluates management of the company and provides general direction for the management of the company. In addition to other board or committee responsibilities outlined below, the responsibilities of the board as a whole include review of the overall operating and financial plans and performance of the company, selecting and evaluating the company's senior executives, overseeing appropriate policies of corporate conduct and compliance with laws, establishing policy, approving strategic planning for the company, and reviewing the process by which financial and non-financial information about the company is provided to management, the board and the company's stockholders.

        The company's senior officers, under the direction of the Chief Executive Officer, are responsible for the operations of the company, implementation of the strategic, financial, and management policies of the company, preparation of financial statements and other reports that accurately reflect requisite information about the company, and timely reports which inform the board about the operations of the company.

II.    BOARD COMPOSITION

        A.    Size of the Board.    The board of directors will periodically review the appropriate size of the board. The company's bylaws currently provide that the number of authorized directors shall not be less than one. Each member of the board is subject to election by the stockholders in accordance with the terms and conditions of the company's certificate of incorporation and its bylaws. The board is classified with the terms of office of each of the three classes of directors ending in successive years of three-year terms, as provided in the company's certificate of incorporation.

        B.    Majority of Independent Directors.    A majority of the directors serving on the board will meet the standard of director independence set forth in The Nasdaq Stock Market Inc. listing standards as the same may be amended from time to time (the "listing standards"), as well as other factors not inconsistent with the listing standards that the board considers appropriate for effective oversight and decision-making by the board.

        C.    Affirmative Determination of Independence.    The board shall affirmatively determine annually and at other times required by the listing standards that the directors designated as independent have no material relationships to the company (either directly or with an organization in which the director is a partner, stockholder or officer or is financially interested) that may interfere with the exercise of their independence from management and the company. If the board determines that a director has a relationship that is not material, the company discloses these determinations.

        D.    Management Directors.    The board anticipates that the company's Chief Executive Officer will be nominated to serve on the board as member of one of the three classes of directors, which term of service shall be three years in accordance with the company's by-laws. The board may also appoint or nominate other members of the company's management whose experience and role at the company are expected to help the board fulfill its responsibilities.

        E.    Chair.    The board will periodically appoint a Chair of the board. Both independent and management directors, including the Chief Executive Officer, are eligible for appointment as the Chair.

        F.    Designation of Presiding Independent Director.    The board may, but need not, designate an independent director to preside at the meetings of independent directors. If so designated, the company will appropriately disclose the name of this presiding director.

        G.    Selection of Board Nominees.    The board is responsible for the selection of candidates for the nomination or appointment to the board. The Nominating and Corporate Governance Committee will recommend director candidates to the board for nomination or appointment, in consultation with the Chief Executive Officer.

        H.    Board Membership Criteria.    The board's policy is to encourage selection of directors who will contribute to the company's overall corporate goals of: responsibility to its stockholders, industry and market leadership, customer success, positive working environment, and integrity in financial reporting and business conduct. The board and the Nominating and Corporate Governance Committee will from time to time review the experience and characteristics appropriate for board members and director candidates in light of the board's composition at the time and skills and expertise needed at the board and committee levels.

        I.    Length of Board Service.    The board, based on recommendations by the Nominating Committee, will review the length of service of its members when a director is eligible to be re-nominated for board membership, including an assessment of individual director performance, number of other public company boards on which the individual serves, composition of the board at that time, and other relevant factors. The board does not believe that there should be a fixed term or retirement age for directors or that directors who retire from or change their principal occupation or business should necessarily be required to end their service as directors.

        J.    Board Compensation.    The board, through the Compensation Committee, will review or request management or outside consultants to review appropriate compensation policies or changes in compensation policies for the directors serving on the board and its committees. This review may consider board compensation practices of other comparable public companies, contributions to the board functions, time commitments expected for board and committee service, and other appropriate factors.

III.  BOARD MEETINGS

        A.    Scheduling of Full Board Meetings.    The Chair of the board will schedule in advance regular meetings of the board, ordinarily held quarterly at the company's principal executive office.

        B.    Meetings of Independent Directors.    The independent directors will hold during each fiscal year regular meetings of the independent members of the board without management present, at such times and for such purposes as the independent directors consider to be appropriate. For the convenience of the directors, these meetings may be scheduled to coincide with the dates of regular board meetings. The independent directors may invite the company's independent auditors, legal counsel, finance staff and other employees to attend portions of these meetings.

        C.    Agenda.    The Chair of the board will have primary responsibility for preparing the agenda for each meeting and arranging for it to be sent in advance of the meeting to the directors along with appropriate written information and background materials. Each board committee, and each individual director, is encouraged to suggest items for inclusion on the agenda. The Chair and the full board reserve authority to meet in executive sessions to discuss sensitive matters without distribution of written materials.

        D.    Access to Information.    The company's management will afford each board member access to the company employees and the outside auditors, legal counsel and other professional advisers for any purpose reasonably related to the board's responsibilities. Management is responsible for arranging presentations at board meetings by the company managers and otherwise providing reports to the board that will communicate to the board at appropriate times meaningful information about (1) the company's financial and business plans, strategies and objectives; (2) the recent financial results and condition of the company and its business segments; (3) significant accounting, regulatory, competitive, litigation and other external issues affecting the company; and (4) systems of control which promote accurate and timely reporting of financial information to stockholders and compliance with laws and corporate policies. Each director is entitled to inspect the company's books and records and obtain such other data and information as the director may reasonably request; inspect facilities as reasonably appropriate for the performance of director duties; and to receive notice of all meetings in which a director is entitled to participate and copies of all board meeting minutes.

        E.    Independent Inquiries and Advisers.    The board is authorized to conduct investigations, and to retain, at the expense of the company, independent legal, accounting, investment banking, or other professional advisers selected by the board, for any matters relating to the purpose or responsibilities of the board.

IV.  BOARD COMMITTEES

        A.    Committees.    The current committees of the board are the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

        B.    Committee Member Selection.    The board will designate the members and the Chair of each committee, endeavoring to match the committee's function and needs for expertise with individual skills and experience of the appointees to the committee. Each member of the Audit, Compensation and Nominating Committees shall be independent as defined in the listing standards. In addition, the members of the Compensation Committee shall meet the independence standards set forth under the applicable income tax and securities laws

        C.    Committee Functions.    Each of the Audit, Compensation, and Nominating Committees shall have a written charter approved by the board. The members of each committee will review their respective charters regularly and make such revisions or amendments as are appropriated. The number and content of committee meetings and means of carrying out committee responsibilities will be determined by each committee in light of the committee's charter, the authority delegated by the board to the committee, and legal, regulatory, accounting or governance principles applicable to that committee's function. The company will afford access to the company's employees, professional advisers, and other resources, if needed, to enable committee members to carry out their responsibilities. The following is a brief description of each committee:

          1.    Audit Committee.    This committee is composed of at least three directors who are independent as defined in the listing standards and federal law. The audit committee has a charter that describes the responsibilities of this committee in accordance with the requirements of the listing standards and applicable provisions of the Securities Exchange Act of 1934, as amended and SEC rules.

          2.    Compensation Committee.    This committee is composed of at least two directors who are independent as defined in the listing standards and under applicable income tax and securities laws. The compensation committee has a charter that describes the responsibilities of this committee in accordance with the requirements of the listing standards.

          3.    Nominating and Corporate Governance Committee.    This committee is composed of at least two directors who are independent as defined in the listing standards. The nominating committee has a charter that describes the responsibilities of this committee in accordance with the requirements of the listing standards.

V. BOARD MEMBER RESPONSIBILITIES

        A.    Director Responsibilities.

          1.    Generally.    A director is expected to discharge his or her director duties, including duties as a member of a committee on which the director serves, in good faith and in a manner the director reasonably believes to be in the best interests of the corporation.

          2.    Disclose Relationships.    Each independent director shall disclose promptly to the board any existing or proposed relationships, including those of such director's family members, with the company (other than service as a board member or on board committees) which could affect the independence of the director under applicable listing standards or any additional standards as may be established by the board of directors from time to time, including direct relationships between the company and the director, and indirect relationships between the company and any business, nonprofit or other organization in which the director is a general partner or manager, officer, or significant stockholder, or is materially financially interested.

          3.    Reporting and Compliance Systems.    Based on information available to the director, each director should be satisfied that company management maintains an effective system for timely reporting to the board or appropriate board committees on the following: (1) the company's financial and business plans, strategies and objectives; (2) the recent financial results and condition of the company and its business segments; (3) significant accounting, regulatory, competitive, litigation and other external issues affecting the company; (4) violations of the company's code of ethics, and (5) systems of control that promote accurate and timely reporting of financial information to stockholders and compliance with laws and corporate policies. Each director is expected to have a basic understanding of the foregoing matters to the extent information is furnished by management or otherwise available to the board.

          4.    Attendance.    Board members are expected to devote sufficient time and attention to prepare for, attend and participate in board meetings and meetings of committees on which they serve, including advance review of meeting materials that may be circulated prior to each meeting.

          5.    Reliance on Information.    In discharging responsibilities as a director, a director is entitled to rely in good faith on reports or other information provided by company management, independent auditors, and other persons as to matters the director reasonably believes to be within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the company.

        B.    Transactions Affecting Director Independence.    Without the prior approval of a majority of disinterested members of the full board, and, if required by the listing standards, the audit committee, the company will not make significant charitable contributions to organizations in which a director or a family member of the director is associated, enter into consulting contracts with (or otherwise provide indirect forms of compensation to) a director, or enter into any relationships or transactions (other than service as a director and board committee member) between the company and the director (or any business or nonprofit entity or organization in which the director is a general partner, controlling stockholder, officer, manager, or trustee, or materially financially interested). Notwithstanding the foregoing to the contrary, to the extent required to comply with Section 10A(m)(3) of the 1934 Act, and except as may be provided in SEC rules, no member of the audit committee shall be an affiliated person of the company or receive any direct or indirect compensation from the company other than for service as a director and on committees on which the individual serves.

        C.    Continuing Education.    The board is expected periodically to review appropriate policies and procedures for providing orientation sessions for newly elected or appointed directors, and recommending on an as-needed basis continuing director education programs for board or committee members. Each director shall take such steps as are necessary to ensure that the director has and understanding of (i) the company's business and (ii) the director's roles and responsibilities of a director.

        D.    Annual Evaluation.    The board is expected to evaluate annually its corporate governance guidelines and whether the board and its committees are functioning effectively.

VI.  MANAGEMENT RESPONSIBILITY

        A.    Management Succession Planning.    The Chief Executive Officer will review with the compensation committee management succession and development plans for executive officers. The board may from time to time ask the Compensation Committee to undertake specific reviews concerning management succession planning.

        B.    Financial Reporting and Legal Compliance.    The board's governance and oversight functions do not relieve the primary responsibilities of the company's management for (1) preparing financial statements which accurately and fairly present the company's financial results and condition, (2) prompt disclosure of material events, and (3) maintaining systems, procedures and corporate culture which promote compliance with legal and regulatory requirements and the ethical conduct of the company's business.

        C.    Corporate Communications.    Executive management has the primary responsibility to establish policies concerning the company's communications with investors, the press, customers, suppliers, and employees.

        D.    Communication of Corporate Governance Guidelines.    As required by the listing standards, management will assure that the company's website will include a copy of these guidelines, copies of the charters of the audit, compensation, and nominating committees and, if applicable, other key committees of the board, and a copy of the company's code of business conduct and ethics. Management will also include in the company's annual report to stockholders statements to the effect that this information is available on the company's website and in print to any stockholder who requests it.

As adopted effective January 1, 2003

ANNEX E

VASTERA, INC.
CODE OF ETHICS AND BUSINESS CONDUCT

Statement of General Policy

        This Code of Ethics and Business Conduct (the "Code") has been adopted to provide guiding principles to all officers and employees of Vastera, Inc. ("Vastera") in the performance of their duties. It also applies in many respects to the directors of the Company. The Code should be read in conjunction with the Company's other policies that govern employee conduct.

        The basic principle that governs all of our officers, directors, and employees ("Insiders") is that the Company's business should be carried on with loyalty to the interest of our shareholders, customers, suppliers, fellow employees, strategic partners and other business associates. In furtherance of the foregoing, no Insider shall: (a) employ any device, scheme or artifice to defraud the Company or any Business Associate; (b) engage in any act, practice or course of conduct which operates or would operate as a fraud or deceit upon the Company or any Business Associate.

        The Company is committed to a high standard of business conduct. This means conducting business in accordance with the spirit and letter of applicable laws and regulations and in accordance with ethical business practices. This Code, which applies to all Insiders and their Family Members, helps in this endeavor by providing a statement of the fundamental principles that govern the conduct of the Company's business. In addition, all Insiders and their family members are responsible for complying with all laws and regulations applicable to the Company.

I.    DEFINITION OF TERMS USED

        A. "Business Associate" means any supplier of services or materials, customer, consultant, professional advisor, lessor of space or goods, tenant, licensor, licensee or partner of the Company.

        B. "Company" means Vastera, Inc. and each of its subsidiaries and affiliated business entities.

        C. "Insider" means any officer, director, or employee of the Company.

        D. "Family Members" means as to a specific Insider, his or her Immediate Family Members and any company, partnership, limited liability company, trust or other entity that is directly or indirectly controlled by that Insider or by any Immediate Family Member of that Insider.

        E. "Immediate Family Member" includes the spouse (or life partner) and children of an Insider and any relative (by blood or marriage) of that Insider or spouse (or life partner) residing in the same household as such Insider.

        F. "Compliance Officer" shall mean the Company's Chief Counsel.

II.    TRANSACTIONS WITH THE BUSINESS ASSOCIATES

        A.    In adhering to the foregoing basic principles, our Insiders and their Family Members must not profit, directly or indirectly, due to their position in the Company to the detriment, or at the expense, of the Company or any Business Associate. No Insider shall take for his or her own advantage any corporate opportunity for profit, which he or she learns about in his or her position with the Company.

        B.    Insiders and their Family Members are encouraged to patronize our Business Associates. However, no Insider or Family Member shall sell to, or purchase from, a Business Associate any goods or services except in the ordinary course of the Business Associate's business. No Insider or Family Member shall borrow money or other property from a person known by the Insider to be a Business Associate, unless that Business Associate is regularly engaged in the business of lending money or such other property, and the loan and the terms thereof are in the ordinary course of the Business Associate's business.

        C.    No Insider shall make any payment or take any action to any government official, agent or representative of the United States, any State or jurisdiction of the United States or of any foreign country without the prior consent of the Compliance Officer. No Insider shall make any payment or take any action in violation of the U.S. Foreign Corrupt Practices Act.

III.  NON-DISCLOSURE OF INFORMATION

        A.    No Insider or Family Member shall discuss with, or inform others about, any actual or contemplated business transaction by a Business Associate or the Company except in the performance of the Insider's employment duties or in an official capacity and then only for the benefit of the Business Associate or the Company, as appropriate, and in no event for personal gain or for the benefit of any other third party.

        B.    No Insider or Family Member shall give any information to any third party about any business transaction of the Company or its Business Associates that are proposed or in process unless expressly authorized to do so by the Compliance Officer.

        C.    No Insider or Family Member other than the Company's Chief Executive Officer, the Chief Financial Officer and the Chief Information Officer, if any, may discuss with any member of the press or media the Company or its Business Associates except with the prior authorization of the Compliance Officer. Insiders and Family Members shall refer all press inquiries to the Compliance Officer.

IV.  PREFERENTIAL TREATMENT AND GIFTS

        No Insider shall seek or accept for his or her self or for any Family Member any favors, preferential treatment, special benefits, special documents, gifts or other consideration as a result of such Insider's association with a Business Associate or the Company, except those usual and normal benefits directly provided by a Business Associate or the Company. The foregoing, however, does not prohibit receipt of gifts of nominal value.

V.    CONFLICTS OF INTEREST

        A.    An Insider shall maintain a high degree of integrity in the conduct of the Company's business and maintain independent judgment. Each Insider must avoid any activity or personal interest that creates, or appears to create, a conflict between his/her interests and the interests of the Company. A conflict of interest arises any time such a person has a duty or interest that may conflict with the proper and impartial fulfillment of such person's duties, responsibilities or obligations to the Company. Conflicts of interest include, by way of example, a person:

  •
  making an investment that may affect his/her business decisions;
  •
  owning a meaningful financial interest in, or being employed by, an organization that competes with the Company;
  •
  owning a meaningful financial interest in, or being employed by, an organization that does, or seeks to do, business with the Company;
  •
  making a material decision on a matter where such person's self-interests may reasonably call the appropriateness of the decision into question;
  •
  being employed by or accepting compensation from any other person as a result of business activity or prospective business activity affecting the Company.

        B.    An officer or employee that becomes aware of a personal interest, which is, or may be viewed as, in conflict with that of the Company or a Business Associate should promptly present the situation and the nature of the possible conflict to the Compliance Officer for appropriate consideration. A director of the Company that becomes aware of a conflict of interest should bring the matter to the attention of the Board of Directors of the Company. The Insider shall refrain from further action until the situation has been consented to in writing by the Compliance Officer or Board of Directors, as the case may be.

        C.    No Insider or Family Member shall personally benefit, directly or indirectly from any Company purchase or sale, or derive any other personal gain from any other Company activity, except when the transaction has been fully disclosed to and approved in writing as provided in this Code.

        D.    No Insider or Family Member shall have any meaningful personal business or financial interest in any Business Associate or competitor of the Company, without proper consent. For these purposes, holding 5% or less of the shares of a Business Associate or competitor whose shares are publicly traded shall not be deemed "meaningful."

        E.    No Insider shall hold any position with (including as a member of the board of directors or other governing body) or perform services for a Business Associate or a competitor of the Company, without proper consent.

        F.    No Insider shall provide any services to other business enterprises which reasonably could be deemed to adversely affect the proper performance of his or her work for the Company or which might jeopardize the interests of the Company, including serving as a director, officer, consultant or advisor of another business, without proper consent.

        G.    No Insider shall direct, or seek to direct, any Company business with any business enterprise in which the Insider or his or her Family Member has a meaningful ownership position or serves in a leadership capacity, without proper consent.

VI.  INSIDE INFORMATION

  Securities laws and regulations prohibit the misuse of material non-public ("inside") information when purchasing, selling or recommending securities.

  Inside information obtained by any Insider from any source must be kept strictly confidential. All inside information should be kept secure and access to files and computer files containing such information should be restricted. Insiders shall not use, act upon, or disclose to any third party including, without limitation, any Family Member, any material inside information, except as may be necessary for the Company's legitimate business purposes to the extent approved, in advance, by the Compliance Officer. Questions and requests for assistance regarding inside information should be promptly directed to the Compliance Officer.

  Information is generally considered "material" if (a) there is a substantial likelihood that a reasonable investor would find the information important in determining whether to trade in a security, or (b) the information, if made public, would likely affect the market price of a company's securities. Inside information typically includes, but is not limited to, knowledge of pending Company business transactions, corporate finance activity, mergers or acquisitions, unannounced earnings and financial results and other significant developments affecting the Company.

  Insiders and Family Members are prohibited from insider trading (buying or selling securities when in possession of material, nonpublic information) or tipping (passing such information on to someone who may buy or sell securities).

  This prohibition on insider trading applies to Company securities and to the securities of Business Associates if such person learns material, nonpublic information about them as a result of his or her position with the Company.

  Information is generally considered "nonpublic" unless it has been adequately disclosed to the public, which means that the information must be publicly disclosed and adequate time must have passed for the securities markets to absorb the information. A delay of two business days is usually considered a sufficient period for routine information to be absorbed by the market. A longer period may be necessary for particularly significant or complex matters.

  If an Insider leaves the Company, he or she must maintain the confidentiality of all inside information until it has been adequately disclosed to the public. If there is any question as to whether information regarding the Company or any Business Associate is material or has been adequately disclosed to the public, the Compliance Officer must be contacted.

  Each Insider should read this section in conjunction with, and not in lieu of, the Company's Insider Trading Policy, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

VII. PERSONAL SECURITIES TRANSACTIONS

  It is in the best interest of the Company and its Business Associates that no Insider knowingly takes advantage of a corporate opportunity for personal benefit or takes action inconsistent with such Insider's obligations to the Business Associates. To that end, the Company has adopted its Insider Trading Policy. The Insider Trading Policy applies to all Insiders and their Family Members.

VIII.  GUARDING CORPORATE ASSETS

  Insiders have a duty to safeguard Company assets, including its physical premises and equipment, records, customer information and Company trademarks, trade secrets and other intellectual property. Company assets shall be used for Company business only. Without specific authorization, no Insider or Family Member may take, loan, sell, damage or dispose of Company property or use, or allow others to use, Company property for any non-Company purposes.

IX.  CORPORATE BOOKS AND RECORDS

        A.    Insiders must ensure that all Company documents are completed accurately, truthfully, in a timely manner and properly authorized.

        B.    Financial activities and transactions must be recorded in compliance with all applicable laws and accounting practices and in accordance with the generally accepted accounting principles designated by the Company. The making of false or misleading entries, records or documentation is strictly prohibited.

        C.    Insiders may never create a false or misleading report under the Company's name. In addition, no payments or established accounts shall be used for any purpose other than as described by their supporting documentation. No undisclosed funds or assets may be established.

        D.    No Insider may take any action to defraud, influence, coerce, manipulate or mislead any other employee, officer or director, or any outside auditor or lawyer for the Company for the purpose of rendering the books, records or financial statements of the Company incorrect or misleading.

        E.    Errors, or possible errors or misstatements in the Company's books and records must be brought to the attention of the Compliance Officer promptly upon discovery thereof. The Compliance Officer shall promptly inform the Chief Financial Officer of any such error or misstatement.

        F.    All employees and officers are expected to cooperate fully with the Company's internal auditors and outside auditors. No employee or officer shall impede or interfere with the financial statement audit process.

X.    DOCUMENT RETENTION

        A.    The Company seeks to comply fully with all laws and regulations relating to the retention and preservation of records. All Insiders shall comply fully with the Company's policies regarding the retention and preservation of records. Under no circumstances may Company records be destroyed selectively or maintained outside Company premises or designated storage facilities.

        B.    If the existence of a subpoena or impending government investigation becomes known to an Insider, he or she must immediately contact the Compliance Officer. Insiders must retain all records and documents that may be responsive to a subpoena or pertain to an investigation. Any questions regarding whether a record or document pertains to an investigation or may be responsive to a subpoena should be directed to the Compliance Officer before the record or document is disposed of. Insiders shall strictly adhere to the directions of the Compliance Officer in handling such records or documents.

XI.  COMPLIANCE WITH INTERNAL CONTROLS AND DISCLOSURE CONTROLS

        A.    The Company has adopted a system of internal controls that must be strictly adhered to by all Insiders in providing financial and business transaction information to and within the Company. The internal controls are the backbone of the integrity of the Company's financial records and financial statements.

  Each Insider shall promptly report to the Compliance Officer any actual or suspected breaches or violations of the Company's internal controls that come to the attention of the Insider.

  Each Insider shall promptly report to the Compliance Officer any actual or suspect fraudulent or questionable transactions or occurrences that come to the attention of the Insider. Potentially fraudulent transactions include, without limitation, embezzlement, forgery or alteration of checks and other documents, theft, misappropriation or conversion to personal use of Company assets, and falsification of records.

  Each Insider is encouraged to bring to the attention of the Compliance Officer any changes that the Insider believes may improve the Company's system of internal controls.

        B.    The Company has adopted a system of disclosure controls to assure that all important information regarding the business and prospects of the Company is brought to the attention of the Chief Executive Officer and Chief Financial Officer of the Company. The accuracy and timeliness of compliance is critical to this system of disclosure controls and necessary to enable those officers to provide the financial statement and periodic report certifications required by federal law.

  Each Insider shall strictly adhere to the system of disclosure controls, including the internal reporting responsibilities assigned to him or her by the Company.

  Each Insider shall promptly report in accordance with Company policy any significant event or occurrence (whether positive or negative) that arises in the course of the Insider's duties and responsibilities. Events or occurrences include those that affect or may affect the Company or its Business Associates, competitors or industry. General economic conditions need not be reported.

        C.    Each Insider shall be candid in discussing matters concerning internal controls and business disclosures with the Company's management, internal auditors, outside auditors, outside counsel and directors. Factual information is important. Opinions and observations are strongly encouraged.

XII. IMPLEMENTATION OF THE CODE

  While each Insider is individually responsible for compliance with the Code, he or she does not do so in a vacuum. The Company has the resources, people and processes in place to answer questions and guide Insiders through difficult decisions.

        A.    Compliance Officer Responsibility.    The Chief Counsel, who is a member of the Company's Disclosure Committee, has been designated the "Compliance Officer." The Compliance Officer is responsible for overseeing, interpreting and monitoring compliance with the Code. The Compliance Officer reports periodically to the Company's Disclosure Committee and Audit Committee regarding all aspects of administering and enforcing of the Code.

        B.    Reporting Violations.    If an Insider knows of or suspects a violation of applicable law or regulations, this Code or any of the Company's other policies, he or she must immediately report that information to the Compliance Officer or on the Company's anonymous Sarbanes-Oxley reporting site. No Insider who reports an actual or suspected violation in good faith will be subject to retaliation.

        C.    The Company's Sarbanes-Oxley Violation Reporting Site.    The Company maintains on its intranet (Bosk), a dedicated site that can be used anonymously to report actual or suspected violations of applicable law or regulations, this Code or any other Company policy, including theft of Corporate property or other business abuse. All messages left on the site will be kept confidential to the greatest extent possible.

        D.    Investigations of Violations.    Reported violations will be promptly investigated and treated confidentially to the extent possible. It is imperative that the person reporting the violation not conduct a preliminary investigation of his or her own. Investigations of alleged violations may involve complex legal issues. Persons who act on their own may compromise the integrity of an investigation and adversely affect both themselves and the Company.

XIII.  ENFORCEMENT

        The Compliance Officer will take such action he or she deems appropriate with respect to any Insider who violates, or whose Family Member violates, any provision of this Code, and will inform the Board Of Directors of the Company of all material violations. Any alleged violation by the Compliance Officer will be presented promptly to the Audit Committee of the Board of Directors for its consideration and such action as the committee, in its sole judgment, shall deem warranted.

        The Compliance Officer will keep records of all reports created under this Code and of all action taken under this Code. All such records will be maintained in such manner and for such periods as are required under applicable Federal and state law.

XIV.   CONDITION OF EMPLOYMENT OR SERVICE

        All Insiders shall conduct themselves at all times in the best interests of the Company. Compliance with this Code shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with this Code shall constitute grounds for disciplinary action, including termination of employment.

        This Code is not an employment contract nor is it intended to be an all inclusive policy statement on the part of the Company. The Company reserves the right to provide the final interpretation of the policies it contains and to revise those policies as deemed necessary or appropriate.

        I acknowledge that I have read this Code of Ethics and Business Conduct (a copy of which has been supplied to me and which I will retain for future reference) and agree to comply in all respects with the terms and provisions hereof. I also acknowledge that this Code of Ethics and Business Conduct may be modified or supplemented from time to time, and I agree to comply with those modifications and supplements, as well.

Print Name
Signature
Date:

DETACH HERE	ZVAS32

PROXY

VASTERA, INC.

Annual Meeting of Stockholders, May 14, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 45025 Aviation Drive, Dulles, VA 20166-7554 on Wednesday, May 14, 2003 at 9:00 a.m. EDT (the "Annual Meeting") and the Proxy Statement and hereby revokes all previous proxies. The undersigned hereby appoints Mark J. Ferrer and Maria Henry, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Vastera, Inc. (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities at the Annual Meeting, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

The Board of Directors recommends a vote IN FAVOR OF the Directors listed in Proposal 1 and a vote IN FAVOR OF Proposal 2. This Proxy, when properly executed, will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed in Proposal 1 and IN FAVOR OF Proposal 2.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

VASTERA, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE	ZVAS31
☒	Please mark votes as in this example.

The Board of Directors recommends a vote IN FAVOR OF the Directors listed below and a vote IN FAVOR OF Proposal 2.

							FOR	AGAINST	ABSTAIN
1.	To elect the following nominees to serve for a three-year term ending in the year 2006 or until their successors are duly elected and qualified:				2.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐
Nominees: (01) Arjun Rishi and (02) Mark J. Ferrer.
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
	☐ (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)				This Proxy, when properly executed, will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed above and IN FAVOR OF Proposal
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.
Signature:	Date:	Signature:	Date:

QuickLinks

GENERAL INFORMATION ABOUT VOTING
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF AUDITORS
OTHER MATTERS
MANAGEMENT
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Option Grants in Last Fiscal Year
AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END VALUES
10-Year Option Repricings
LIMITATIONS ON LIABILITY OF DIRECTORS AND OFFICERS AND INDEMNIFICATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
AUDIT AND RELATED FEES
STOCK PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG VASTERA, THE STANDARD AND POOR'S 500 INDEX, THE INFORMATION TECHNOLOGY INDEX, AND THE NASDAQ STOCK MARKET (U.S.) INDEX
CERTAIN TRANSACTIONS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
OTHER MATTERS
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF VASTERA, INC.
AMENDED AND RESTATED CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF VASTERA, INC.
CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS OF VASTERA, INC.
CORPORATE GOVERNANCE POLICIES OF THE BOARD OF DIRECTORS OF VASTERA, INC.
VASTERA, INC. CODE OF ETHICS AND BUSINESS CONDUCT